UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

November 30, 2013

Gateway International Fund

Loomis Sayles Capital Income Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Vaughan Nelson Select Fund

Portfolio Review page 1

Portfolio of Investments page 21

Financial Statements page 51

GATEWAY INTERNATIONAL FUND

Managers:	Symbols:
Daniel M. Ashcraft, CFA	Class A GAIAX
Michael T. Buckius, CFA	Class C GAICX
Kenneth H. Toft, CFA	Class Y GAIYX
Gateway Investment Advisers, LLC

Objective:

Over the long term, the fund seeks to capture the majority of the returns associated with international developed market equity investments, while exposing investors to less risk than such investments generally.

Market Conditions

Recovery in Europe and the continuation of monetary stimulus in Japan were major themes in the global markets for the fiscal year ended November 30, 2013. In China, which had a significant impact on both the Hong Kong and Australian markets, a credit crisis and change of its Central Committee were major issues. Yet, 2013 Chinese gross domestic product growth continued to be solidly in the 7% to 8% range. The end of economic contraction in Europe occurred during the third quarter of 2013, led by the recovery of exports and, perhaps more importantly, consumer spending. While global monetary ease was particularly evident and supportive of equity markets in the United States and Japan, no less important were the liquidity packages designed to avert the sovereign default crises in Europe.

The MSCI EAFE Index returned 29.24% in local currency and 24.84% (USD) during the fiscal year. During the first half of the year, the dollar strengthened against the six foreign currencies represented in the Gateway International Fund; it weakened in the second half. The weakness in the Japanese yen was the chief influence among the six currencies held by the fund versus the U. S. dollar. For the fiscal year as a whole, the dollar strengthened against a weighted average of the six currencies held by the fund.

The strongest market performer in the fund during the 12-month period was Japan, which earned 35.84% (all returns quoted in U.S. dollars). Elsewhere in the Eastern half of the globe, Hong Kong gained 12.27% and Australia 9.16%. The easing of the sovereign debt crises in southern Europe combined with the good economic news in the northern sector produced returns of 26.72% in Switzerland, 20.46% in the United Kingdom and 30.30% for the Euro Stoxx — the three European markets represented in the fund.

Because the fund relies significantly on net option premiums for performance, factors that influence option premiums are of critical importance. Historically, the primary driver of option premiums has been equity market volatility. During the fiscal year, volatility in the overall MSCI EAFE Index, as measured by the Chicago Board Options Exchange EFA ETF Volatility Index (the “VXEFA”), averaged 17.62. By comparison, volatility in the U.S. domestic market, as measured by the Chicago Board Options Exchange Volatility Index (the “VIX”), averaged 14.48. Two of the principal causes of the higher readings of

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the VXEFA were options implied volatility in Japan (26.99%) and in Europe (18.56%) which, along with the UK (14.16%), have the larger market weightings in the MSCI EAFE Index.

Performance Results

For the 12 months ended November 30, 2013, Class A shares of Gateway International Fund returned 2.85% at net asset value. The MSCI EAFE Index (Net) returned 24.84% in U.S. dollars for the same period.

Explanation of Fund Performance

The fund’s performance was hampered by U. S. dollar strength and also suffered due to the dispersion of returns among the six markets represented by the fund. The impact of currency, however, was most significant (note: impacts of currency losses are presented on a net basis within the net realized and unrealized gain (loss) on investments and options written disclosures within the financial statements). For the fiscal year, U. S. dollar strength versus the referenced foreign currencies in the fund reduced its return by more than half versus its return in the local currencies.

The hedging strategy underlying the fund follows a “risk-first” approach by selling at-the-money call options and purchasing out-of-the-money put options. The call selling replaces the opportunity for capital gains on equities with a more predictable option premium. The put purchases reduce downside exposure, but do not eliminate it. Currency risk was not hedged. During the fiscal year, the risk reduction was successful as the fund experienced volatility of 7.73%. The unhedged MSCI EAFE Index showed volatility of 12.23%. Such volatility, as measured by standard deviation of returns in local currencies, ranged from 10.05% in Switzerland to 17.79% in Japan.

Due to the volatility of individual foreign markets and many strongly positive monthly equity returns, most call hedging positions spent much of the fiscal year in-the-money. (Note: When the fund sells (writes) an at-the-money call option, and the market rallies, that option is said to be “in-the-money” as the buyer enjoys increased gains. From the fund’s perspective, having written the now in-the-money call option, the fund will participate less and less in market gains. So the effect of buying back the in-the-money call option and writing a higher strike call — “rolling up” — is to allow the fund to participate in equity market moves.) Consistent with the “risk-first” approach, and the strength of the market rallies, much of the call option activity consisted of cautiously adjusting strikes upward. However, several of the equally violent sell-offs allowed profit-taking opportunities in put options. These actions contributed to the lowering of the volatility of the fund relative to the underlying equity indexes and the MSCI EAFE Index overall. However, the lower volatility resulted in portfolio gains (stock gains less losses on the volatility-reducing option transactions) for the fund less than the indexes (and the MSCI EAFE Index) as well.

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GATEWAY INTERNATIONAL FUND

Hedging Strategy Modified

Based on the initial 21 months of the fund’s operating experience, and owing to favorable new developments in available hedging techniques, the fund’s adviser recommended a modification to its hedging strategy. The fund’s Board of Trustees approved the change in late September and, during October, the adviser implemented the change. The revised technique hedges a single portfolio, optimized to track the performance of the MSCI EAFE Index, and uses an option based on the iShares MSCI EAFE Exchange-Traded Fund (ticker symbol EFA). This option is denominated in U. S. dollars and, therefore, currency will be included among the risk factors now being hedged. Further, the single option hedging approach will allow the stock portfolio to benefit from diversification among markets represented in the MSCI EAFE Index. Finally, smaller markets within the MSCI EAFE Index may now be represented, broadening the coverage of the portfolio.

Outlook

Financial markets have exhibited remarkable resiliency in the past, and fiscal 2013 was no exception. Despite dire warnings of sovereign defaults in Europe and fears of a break-up of the European Union, equity investors in that region enjoyed returns well above average. In Asia, Japan seems firmly committed to loose monetary policy under the direction of the government of Prime Minister Abe as a means of creating an economic recovery. China continues to grow and supports a major share of the global economy. Yet the risks that threatened the economic stability of these regions persist. Moreover, economic growth in the developed world markets continues at a modest pace. In consideration of these risks, the Gateway International Fund remains committed to providing investors a means of investing in the global economy, with reduced risk. As global monetary authorities begin to reduce stimulus, the liquidity boost to equity investing diminishes and alternative strategies, such as that utilized by the fund, become more important considerations in building a truly diversified portfolio.

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Growth of $10,000 Investment in Class A Shares3

March 30, 2012 (inception) through November 30, 2013

Average Annual Total Returns — November 30, 20133

	1 Year	Since Inception

Class A (Inception 3/30/2012)
NAV	2.85%	1.21%
With 5.75% Maximum Sales Charge	-3.11	-2.32

Class C (Inception 3/30/2012)
NAV	2.13	0.54
With CDSC[1]	1.13	0.54
Class Y (Inception 3/30/2012)
NAV	3.08	1.47

Comparative Performance
MSCI EAFE Index (Net)[2]	24.84	15.99

Past performance does not guarantee future results. The tables do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

Notes to Charts

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI EAFE Index (Net) (Europe, Australasia, Far East) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES CAPITAL INCOME FUND

Managers:	Symbols:
Arthur J. Barry, CFA	Class A LSCAX
Daniel J. Fuss, CFA, CIC	Class C LSCCX
Warren N. Koontz, CFA, CIC	Class Y LSCYX
Loomis, Sayles & Company, L.P.

Objective:

The fund seeks high total return through a combination of current income and capital appreciation.

Market Conditions

The U.S. equity markets posted stellar returns for the 12 months ended November 30, 2013, and the S&P 500® Index continued to show solid year-over-year earnings growth. Dividend growth has been a key supporter of this bull market. In particular, the unusually high percentage increase of special dividends during the fourth quarter of 2012 highlighted the desire of many companies to return capital to shareholders. The U.S. fixed-income market, represented by the Barclays U.S. Aggregate Bond Index, posted a -1.61% return over the same period, primarily due to rising interest rates during the second quarter of 2013. Generally, interest rates and bond returns move in opposite directions.

Performance Results

For the 12-month period ended November 30, 2013, Class A shares of Loomis Sayles Capital Income Fund returned 27.35% at net asset value. The fund underperformed its primary benchmark, the S&P 500® Index, which returned 30.30% for the period. The fund also underperformed its secondary benchmark, the Russell 1000® Value Index, which returned 31.92%.

Explanation of Fund Performance

Stock selection generated positive returns, particularly within the materials and consumer staples sectors. A large underweight position in information technology, combined with overweight positions in the financials and industrials sectors, also boosted performance. The fund’s fixed income component put forth positive returns during the 12-month period, primarily due to security selection. But, bonds in general sharply lagged stocks during the period, and the fund’s fixed income component contributed to the fund’s overall underperformance versus the primary benchmark.

A position in H&R Block, a provider of tax preparation services, was a top contributor within the fund’s equity component. Shares advanced after a bullish December 2012 analyst meeting, which highlighted growth and margin opportunities and the potential for a meaningful return of shareholder capital. A position in Walgreen Company, a drugstore chain, also was a leading performer. The stock price advanced due to the potential earnings power of the recently announced Walgreen/Alliance Boots partnership, combined with a

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drug distribution partnership with AmerisourceBergen. The fund’s holding in pharmaceutical company Bristol-Myers Squibb also boosted performance. Shares advanced primarily due to a lower announced tax rate earlier in the year, which appears to be sustainable, and investor optimism surrounding the company’s pipeline cancer drug.

Within the fund’s fixed-income allocation, investment-grade and high-yield securities posted positive returns. Resurgent investor optimism and persistent high levels of new issuance bolstered both segments of the credit markets. Industrial holdings drove results in the high-yield allocation, while financial issues were the largest contributors in the investment grade space. In addition, strong performance from individual convertible names helped the sector contribute positively to return.

The healthcare sector was the largest detractor primarily due to stock selection. Among individual holdings, a position in clothing retailer American Eagle was a primary detractor. The company has struggled with new products that have not resonated with its clientele amid increased pricing competition within the teen retail space. In addition, FirstEnergy, a public energy company, declined on excess generation supply, which likely will keep power prices low in its operating territory. A position in telecommunication provider CenturyLink also detracted from performance. After raising full-year revenue and earnings guidance following its first-quarter results, CenturyLink backtracked and lowered full-year forecasts to its original guidance, causing the stock to decline.

Within the fixed income component, the fund’s longer-than-benchmark duration (price sensitivity to interest rate changes) detracted from performance, as the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) steepened during the period.

Outlook

Our outlook for equities remains favorable. In general, we believe fundamental risks appear contained, while valuation in some areas remains a concern. At current higher valuation levels, we believe it is important for earnings to continue to grow into 2014. We also believe interest rates will rise on a secular basis with cyclical interruptions. We expect economic growth to pick up going into 2014, as the drag from fiscal austerity shrinks and economic strength broadens.

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LOOMIS SAYLES CAPITAL INCOME FUND

Growth of $10,000 Investment in Class A Shares4

March 30, 2012 (inception) through November 30, 2013

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Average Annual Total Returns — November 30, 20134

	1 Year	Since Inception

Class A (Inception 3/30/2012)
NAV	27.35%	19.67%
With 5.75% Maximum Sales Charge	19.99	15.51

Class C (Inception 3/30/2012)
NAV	26.40	18.75
With CDSC[1]	25.40	18.75

Class Y (Inception 3/30/2012)
NAV	27.63	19.95

Comparative Performance
S&P 500® Index[2]	30.30	18.71
Russell 1000® Value Index[3]	31.92	20.65

Past performance does not guarantee future results. The tables do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

Notes To Charts:

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Managers:	Symbols:
Kevin J. Perry	Class A LSFAX
John R. Bell	Class C LSFCX
Loomis, Sayles & Company, L.P.	Class Y LSFYX

Objective:

The fund seeks to provide a high level of current income.

Market Conditions

The bank loan market remained active in the 12-month period that ended November 30, 2013. Lower-rated loans drove the sector’s performance, as investors generally favored riskier securities. However, investor sentiment reversed in late May, after speculation concerning the potential winding down of the Federal Reserve’s asset purchase program emerged. It was reported to us that during June some high-yield funds sold their holdings in bank loans to buy bonds that had fallen in price. Despite this increased selling pressure, bank loan market returns for the second calendar quarter of 2013 were still positive. In July, the bank loan market recovered the little ground that had been lost in June, as there was no significant change in market fundamentals. Improving investor sentiment contributed to positive performance during the remaining months of the reporting period.

Technical conditions also influenced the bank loan market during the period. The demand for bank loans remained strong due to substantial inflows into retail bank loan mutual funds and significant collateralized loan obligation (CLO) issuance. Although supply in the bank loan market lagged demand, the S&P/LSTA Leveraged Loan® Index supply remained robust, leading to a new market value high for the index of $674 billion.

Performance Results

For the 12-month period ended November 30, 2013, Class A shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund returned 6.43% at net asset value. The fund outperformed its benchmark, the S&P/LSTA Leveraged Loan® Index, which returned 5.62%.

Explanation of Fund Performance

As part of our general investment strategy, we did not make any significant tactical shifts during the 12-month period. Instead, we focused on credit selection and generating a high level of current income, while reserving our tactical flexibility to manage exposures based on significant shifts in our macroeconomic view. We targeted a yield advantage relative to the benchmark in most market conditions. The fund’s exposure to new issues helped its price return, as new issues generally experienced price appreciation in the secondary market. In addition, the fund’s bond holdings helped lift the portfolio’s yield. In particular, the fund’s high-yield bonds outperformed its bank loan holdings for the period. We continued to

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focus on bonds with relatively near-term maturities or expected calls (meaning we expect the issuer to retire the debt prior to the bond’s maturity date). We believe this focus is more appropriate for the fund than buying generic longer-dated high-yield bonds, given the interest rate sensitivity of bank loan investors.

On a trade-date basis, the fund ended the period with approximately 88% of its assets invested in bank loans, 9% invested in bonds and 3% held in cash. The allocation to bonds declined late in the period, as we sold bonds at yields far lower than those generally available in the loan market. The fund did not use leverage during the reporting period.

Outlook

We expect the positive market tone of the last few months to continue for the foreseeable future, as retail mutual fund flows and the creation of new CLOs likely maintain their momentum. Due to continued high demand, we anticipate bank loans will continue to be refinanced at slightly lower spreads above the London Interbank Offered Rate.

Other than the widely expected default of TXU Energy, bank loan fund managers generally expect a small increase in the default rate next year, given the combination of slow macroeconomic growth, generally solid company fundamentals and a relatively low level of expected maturities (less than $10.0 billion in 2014). However, exogenous shocks, such as instability in Europe or the Middle East and budget challenges in Washington, add risk to this market.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Growth of $10,000 Investment in Class A Shares4

September 30, 2011 (inception) through November 30, 2013

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Average Annual Total Returns — November 30, 20134

	1 Year	Since Inception

Class A (Inception 9/30/11)
NAV	6.43%	9.94%
With 3.50% Maximum Sales Charge	2.73	8.13

Class C (Inception 9/30/11)
NAV	5.70	9.15
With CDSC[2]	4.70	9.15

Class Y (Inception 9/30/11)[1]
NAV	6.68	10.22

Comparative Performance
S&P/LSTA Leveraged Loan® Index[3]	5.62	8.05

Past performance does not guarantee future results. The tables do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

Notes To Charts

1	9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933. 9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	S&P/LSTA Leveraged Loan® Index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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VAUGHAN NELSON SELECT FUND

Managers:	Symbols:
Dennis G. Alff, CFA	Class A VNSAX
Chris D. Wallis, CFA	Class C VNSCX
Scott J. Weber, CFA	Class Y VNSYX
Vaughan Nelson Investment Management, L.P.

Objective:

The fund seeks long-term capital appreciation.

Market Conditions

The equity markets continued their advance as the Federal Reserve (the Fed) delayed the tapering of its monthly purchase of Treasury securities, known as quantitative easing (QE) and as earnings results continued to point to modest future earnings growth and a continued economic recovery. The Fed’s decision may be supported by further risks to the economic recovery as a result of policy dysfunction in Washington D.C. and the continued impact of federal budget cuts on the economy. Despite surprising many market participants by delaying the tapering of QE, the Fed was successful in reducing the excess leverage and complacency that was building in the credit markets and certain sectors of the equity markets. The elimination of these excesses should pave the way for the future reduction in QE as the Fed becomes more comfortable with the sustainability of the economic recovery. As expected, rising interest rates slowed acceleration in the housing sector.

Performance Results

For the 12 months ended November 30, 2013, Class A shares of Vaughan Nelson Select Fund returned 38.44% at net asset value. The fund outperformed its benchmark, the S&P 500® Index, which returned 30.30%.

Explanation of Fund Performance

Stock selection drove the overwhelming majority of the portfolio’s performance over the past year, with broad based expansion of price-earnings multiples, a common measure of valuation, providing a healthy tailwind. Stocks with exposure to economic expansion disproportionately benefitted the portfolio due to its heavy weight in cyclical stocks. The cyclical exposure stemmed from our team’s focus on company specific valuations and fundamentals as opposed to any targeted sector exposure. Industrials, financials, technology and consumer discretionary stocks were the biggest positive contributors to fund performance, while no single sector detracted.

Stock selection drove returns in the industrials sector. Notable standouts include Towers Watson and Honeywell International. Towers Watson began to earn market recognition for its healthcare exchange investments, as private exchanges are now a practical solution for employers to reduce healthcare costs. We sold the stock as expectations of broad private exchange proliferation were reflected in the stock price. Honeywell’s stock appreciated as

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the company posted good results throughout the year due to an expanding global economy and improved company operations. Honeywell’s management team is doing an admirable job of improving the company’s business mix while enhancing manufacturing efficiencies.

Stock selection stood out as a driver in the financials sector with CME Group and CIT Group making the most significant contributions to performance. CME benefits from an oligopolistic industry structure and relatively high barriers to entry, as well as from recently implemented financial regulations driving demand for futures products. CME’s stock stood out this year as speculation around Fed “tapering” drove interest rate volatility and demand for interest rate hedging products. CIT performed well as the company continued to improve its overall business mix and presented a roadmap for returning capital to shareholders.

Technology was also a strong contributor to performance, with Google and MasterCard as the standouts. Google had a great year as the company continued to benefit from growth in the online and mobile advertising space. Additionally, the stock got a boost from improving expectations around monetization of non-search related businesses, such as YouTube and Android OS. MasterCard had another year of strong performance as it made incremental progress on its global growth plans. MasterCard’s business is extremely scalable, has attractive competitive dynamics and benefits from the structural tailwind of higher credit card usage among consumers. The fund’s largest performance detractor, Apple, dampened the fund’s overall gains from the technology sector. Apple was sold during the period.

In the consumer discretionary sector, Harman International and Advance Auto Parts were the greatest contributors to performance. Harman International enjoyed success as its leadership in automotive info-tainment coincided with increased auto sales. Additionally, the company’s margin profile continued to improve as its backlog increasingly consisted of standardized products as opposed to custom designs. Advance Auto Parts benefitted from its acquisition of privately held General Parts International and the transition to a greater focus on commercial auto parts. We exited the position as optimistic acquisition synergy targets became reflected in the stock.

The greatest increases in sector weights were in healthcare, consumer staples and energy. The fund’s healthcare exposure increased due to substantial appreciation in Valeant Pharmaceuticals and a new position initiated in United Health Group. A new position in Walgreen Company accounted for the entire increase in the fund’s consumer staples weight, while the higher energy weight was a result of three new positions: Phillips 66, Schlumberger and Oasis Petroleum.

The largest reductions in sector weights were in technology and telecommunications. Technology exposure declined because we sold positions in Apple, Micros Systems and Veeco Instruments. We also took profits in sizable holdings in Google, Symantec and MasterCard. In telecommunications, we sold the fund’s position in Cogent after strong performance on the back of industry consolidation speculation.

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VAUGHAN NELSON SELECT FUND

Outlook

For the past 12 months, the market has been driven primarily by multiple expansion. From here, further multiple expansion will likely be limited without a reacceleration in earnings growth. The Fed has embarked upon what may be an extended phase of reduced monetary accommodation, which could heighten market volatility. While the Fed would like to end QE during 2014, we believe that such a timeline is data dependent, meaning the Fed will not hesitate to provide monetary support to the economy should additional stimulus be required. We continue to position the portfolio in companies that we believe have better pricing power, lower earnings variability, higher profitability and stronger balance sheets than the broader investment universe. We do not favor any single industry or sector and continue to look for companies with the characteristics noted above that trade at attractive valuations.

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Growth of $10,000 Investment in Class A Shares4

June 29, 2012 (inception) through November 30, 2013

Average Annual Total Returns — November 30, 20134

	1 Year	Since Inception

Class A (Inception 6/29/2012)
NAV	38.44%	30.09%
With 5.75% Maximum Sales Charge	30.48	24.78

Class C (Inception 6/29/2012)
NAV	37.38	29.13
With CDSC[1]	36.38	29.13

Class Y (Inception 6/29/2012)
NAV	38.80	30.42

Comparative Performance[3]
S&P 500® Index[2]	30.30	24.78

Past performance does not guarantee future results. The tables do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

Notes to Chart

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	The since-inception comparative performance figures shown are calculated from 7/2/12.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from June 1, 2013 through November 30, 2013. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 6/1/2013	ENDING ACCOUNT VALUE 11/30/2013	EXPENSES PAID DURING PERIOD* 6/1/2013 – 11/30/2013
Class A
Actual	$1,000.00	$1,069.40	$7.00
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83
Class C
Actual	$1,000.00	$1,064.40	$10.87
Hypothetical (5% return before expenses)	$1,000.00	$1,014.54	$10.61
Class Y
Actual	$1,000.00	$1,070.40	$5.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.35%, 2.10% and 1.10% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), divided by 365 (to reflect the half-year period).

|  18

LOOMIS SAYLES CAPITAL INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2013	ENDING ACCOUNT VALUE 11/30/2013	EXPENSES PAID DURING PERIOD* 6/1/2013 – 11/30/2013
Class A
Actual	$1,000.00	$1,089.30	$6.29
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07
Class C
Actual	$1,000.00	$1,085.70	$10.20
Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.85
Class Y
Actual	$1,000.00	$1,090.40	$4.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2013	ENDING ACCOUNT VALUE 11/30/2013	EXPENSES PAID DURING PERIOD* 6/1/2013 – 11/30/2013
Class A
Actual	$1,000.00	$1,020.50	$5.57
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$1,017.00	$9.35
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
Class Y
Actual	$1,000.00	$1,022.60	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio: 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

19  |

VAUGHAN NELSON SELECT FUND	BEGINNING ACCOUNT VALUE 6/1/2013	ENDING ACCOUNT VALUE 11/30/2013	EXPENSES PAID DURING PERIOD* 6/1/2013 – 11/30/2013
Class A
Actual	$1,000.00	$1,154.20	$7.56
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class C
Actual	$1,000.00	$1,149.50	$11.59
Hypothetical (5% return before expenses)	$1,000.00	$1,014.29	$10.86
Class Y
Actual	$1,000.00	$1,155.80	$6.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.40%, 2.15% and 1.15% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  20

Portfolio of Investments – as of November 30, 2013

Gateway International Fund

Shares	Description	Value (†)
Common Stocks* — 98.0% of Net Assets
	Australia — 8.1%
11,286	Amcor Ltd.(b)	$113,306
20,347	Aurizon Holdings Ltd.(b)	86,552
9,147	Australia & New Zealand Banking Group Ltd.(b)	265,941
8,521	BHP Billiton Ltd.(b)	290,850
11,499	Brambles Ltd.(b)	99,511
5,224	Commonwealth Bank of Australia(b)	370,243
1,878	CSL Ltd.(b)	117,424
8,867	National Australia Bank Ltd.(b)	279,536
3,835	Newcrest Mining Ltd.(b)	26,844
2,662	Orica Ltd.(b)	56,136
5,088	Origin Energy Ltd.(b)	64,628
5,893	QBE Insurance Group Ltd.(b)	84,053
937	Rio Tinto Ltd.(b)	56,471
10,307	Suncorp Group Ltd.(b)	123,919
32,557	Telstra Corp. Ltd.(b)	149,921
3,315	Wesfarmers Ltd.(b)	129,661
16,988	Westfield Group(b)	160,784
2,001	Woodside Petroleum Ltd.(b)	68,121
3,910	Woolworths Ltd.(b)	119,954

		2,663,855

	Euro Zone — 29.6%
2,830	Accor S.A.(b)	123,957
1,831	Allianz SE, (Registered)(b)	317,602
2,029	Alstom S.A.(b)	74,361
3,155	Anheuser-Busch InBev NV(b)	321,545
31,209	Banco Bilbao Vizcaya Argentaria S.A.(b)	371,797
48,821	Banco Santander S.A.(c)(d)	433,884
3,477	BASF SE(c)(d)	370,426
3,175	Bayer AG, (Registered)(b)	422,816
2,947	Belgacom S.A.(b)	87,506
4,715	BNP Paribas S.A.(b)	353,238
1,883	Bouygues S.A.(b)	70,841
728	Casino Guichard Perrachon S.A.(b)	81,331
4,543	Daimler AG, (Registered)(b)	375,768
2,604	Danone S.A.(b)	189,343
4,944	Deutsche Bank AG, (Registered)(b)	237,289
9,201	E.ON AG(b)	176,846
2,431	Electricite de France S.A.(b)	90,359
13,684	ENI SpA(b)	327,472
1,214	Kone OYJ, Class B(b)	111,400
2,340	Koninklijke DSM NV(b)	183,438
2,491	Legrand S.A.(b)	137,334
960	Linde AG(b)	195,792
1,005	LVMH Moet Hennessy Louis Vuitton S.A.(b)	189,109
11,053	Orange S.A.(b)	144,068
1,428	OSRAM Licht AG(b)(e)	84,562

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of November 30, 2013

Gateway International Fund – (continued)

Shares	Description	Value (†)
	Euro Zone — continued
1,049	Pernod-Ricard S.A.(b)	$118,911
3,759	Sampo OYJ, A Shares(b)	174,952
3,456	Sanofi(c)(d)	365,076
3,723	SAP AG(c)(d)	307,771
2,726	Schneider Electric S.A.(b)	230,609
3,795	SCOR SE(b)	132,581
3,631	SES S.A.(b)	107,426
3,231	Siemens AG, (Registered)(c)(d)	426,375
38,268	Snam SpA(b)	205,669
3,772	Societe Generale S.A.(b)	216,403
1,109	Sodexo(b)	111,354
108,463	Telecom Italia SpA(b)	83,385
17,736	Telefonica S.A.(c)(d)	292,240
1,352	Thales S.A.(b)	82,393
3,147	ThyssenKrupp AG(b)(e)	82,273
7,224	Total S.A.(c)(d)	436,909
1,749	Umicore S.A.(b)	78,073
8,553	Unilever NV(b)	335,925
3,850	Vinci S.A.(b)	247,178
717	Volkswagen AG(b)	186,414

		9,694,001

	Hong Kong — 3.9%
45,613	AIA Group Ltd.(b)	230,917
163,430	Bank of China Ltd., Class H(b)	79,041
37,655	China Construction Bank Corp., Class H(b)	30,474
5,676	China Mobile Ltd.(b)	61,417
10,471	China Shenhua Energy Co. Ltd., Class H(b)	35,483
13,185	CLP Holdings Ltd.(b)	108,035
28,820	CNOOC Ltd.(b)	58,940
5,719	Hang Seng Bank Ltd.(b)	93,279
9,715	Hong Kong Exchanges & Clearing Ltd.(b)	170,414
108,377	Industrial & Commercial Bank of China Ltd., Class H(b)	77,787
16,657	MTR Corp. Ltd.(b)	64,722
32,139	PetroChina Co. Ltd., Class H(b)	38,126
1,662	Tencent Holdings Ltd.(b)	96,006
15,572	Wharf Holdings Ltd.(b)	129,172

		1,273,813

	Japan — 21.1%
4,183	Advantest Corp.(b)	54,035
2,249	Asahi Group Holdings Ltd.(b)	61,657
2,198	Astellas Pharma, Inc.(b)	130,450
3,386	Bridgestone Corp.(b)	124,308
3,561	Canon, Inc.(c)(d)	118,628
3,256	Chiyoda Corp.(b)	44,631
4,543	Coca-Cola West Co. Ltd.(b)	100,689
3,159	Credit Saison Co. Ltd.(b)	88,819

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of November 30, 2013

Gateway International Fund – (continued)

Shares	Description	Value (†)
	Japan — continued
4,625	Daiichi Sankyo Co. Ltd.(b)	$85,038
2,131	Daikin Industries Ltd.(b)	135,500
3,087	Denso Corp.(b)	155,005
2,507	Dentsu, Inc.(b)	104,516
2,138	Eisai Co. Ltd.(b)	83,587
918	FANUC Corp.(c)(d)	154,741
367	Fast Retailing Co. Ltd.(c)(d)	139,541
4,277	FUJIFILM Holdings Corp.(b)	117,115
1,885	Hamamatsu Photonics KK(b)	74,396
22,580	Hankyu Hanshin Holdings, Inc.(b)	124,685
3,423	Hitachi Construction Machinery Co. Ltd.(b)	73,453
5,943	Honda Motor Co. Ltd.(c)(d)	251,945
624	Idemitsu Kosan Co. Ltd.(b)	56,085
3,540	Japan Tobacco, Inc.(b)	119,748
2,116	JGC Corp.(b)	79,010
6,011	JTEKT Corp.(b)	93,168
15,671	Kaneka Corp.(b)	96,568
3,049	Kao Corp.(b)	100,331
3,003	KDDI Corp.(c)(d)	189,096
12,545	Keikyu Corp.(b)	105,319
4,093	Komatsu Ltd.(b)	85,383
2,227	Konami Corp.(b)	57,953
3,050	Kurita Water Industries Ltd.(b)	65,369
1,346	Kyocera Corp.(c)(d)	71,386
843	Lawson, Inc.(b)	61,853
6,424	Mitsubishi Corp.(b)	126,532
6,604	Mitsubishi Estate Co. Ltd.(b)	183,582
18,162	Mitsubishi UFJ Lease & Finance Co. Ltd.(b)	108,733
8,056	Mitsui & Co. Ltd.(b)	111,757
4,487	Mitsui Fudosan Co. Ltd.(b)	152,631
2,593	Nikon Corp.(b)	49,276
18,783	Nomura Holdings, Inc.(b)	149,345
2,300	NTT Data Corp.(b)	82,969
4,905	Ricoh Co. Ltd.(b)	56,387
2,322	Secom Co. Ltd.(b)	143,573
3,354	Seven & I Holdings Co. Ltd.(b)	123,753
2,454	Shin-Etsu Chemical Co. Ltd.(c)(d)	142,130
3,158	Shionogi & Co. Ltd.(b)	69,538
3,437	Softbank Corp.(c)(d)	278,964
8,161	Sumitomo Corp.(b)	101,096
4,461	Sumitomo Metal Mining Co. Ltd.(b)	59,450
2,502	Sumitomo Realty & Development Co. Ltd.(b)	118,882
3,231	Suzuki Motor Corp.(b)	83,149
8,643	Taiyo Nippon Sanso Corp.(b)	57,417
2,506	Takeda Pharmaceutical Co. Ltd.(b)	121,865
1,630	TDK Corp.(b)	76,246
2,123	Terumo Corp.(b)	111,166

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of November 30, 2013

Gateway International Fund – (continued)

Shares	Description	Value (†)
	Japan — continued
1,438	Tokyo Electron Ltd.(c)(d)	$78,051
2,492	Toyo Suisan Kaisha Ltd.(b)	72,644
8,741	Toyota Motor Corp.(c)(d)	545,979
3,241	Toyota Tsusho Corp.(b)	83,636
1,976	Trend Micro, Inc.(b)	77,503
6,289	Yamato Holdings Co. Ltd.(b)	133,610

		6,903,872

	Sweden — 3.7%
5,114	Atlas Copco AB, Class A(b)	142,269
3,633	Hennes & Mauritz AB, Series B(b)	154,035
3,406	Hexagon AB, B Shares(b)	104,547
15,791	Nordea Bank AB(b)	203,835
3,890	Svenska Cellulosa AB SCA, B Shares(b)	113,434
6,433	Swedbank AB, A Shares(b)	164,065
12,229	Telefonaktiebolaget LM Ericsson, Class B(b)	152,437
8,381	TeliaSonera AB(b)	68,356
8,196	Volvo AB, B Shares(b)	107,855

		1,210,833

	Switzerland — 9.3%
1,402	Aryzta AG(b)	104,314
1,661	Baloise Holding AG, (Registered)(b)	195,712
669	Kuehne & Nagel International AG, (Registered)(b)	86,559
8,619	Nestle S.A., (Registered)(c)(d)	628,716
6,715	Novartis AG, (Registered)(c)(d)	530,858
2,226	Roche Holding AG(c)(d)	620,852
750	Schindler Holding AG(b)	103,315
630	Sonova Holding AG, (Registered)(b)	87,748
500	Sulzer AG, (Registered)(b)	77,643
1,217	Swatch Group AG (The), (Registered)(b)	135,767
612	Swiss Life Holding AG, (Registered)(b)	126,411
1,579	Transocean Ltd.(b)	79,466
14,017	UBS AG, (Registered)(b)	266,566

		3,043,927

	United Kingdom — 22.3%
5,211	Anglo American PLC(b)	114,631
4,042	AstraZeneca PLC(b)	231,847
7,891	Babcock International Group PLC(b)	169,027
52,029	Barclays PLC(b)	230,636
10,182	BG Group PLC(b)	207,736
7,702	BHP Billiton PLC(b)	233,732
55,764	BP PLC(c)(d)	438,679
5,979	British American Tobacco PLC(f)	318,181
36,892	BT Group PLC(b)	225,308
6,088	Bunzl PLC(b)	138,163
2,059	Croda International PLC(b)	78,220
8,943	Diageo PLC(b)	284,994

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of November 30, 2013

Gateway International Fund – (continued)

Shares	Description	Value (†)
	United Kingdom — continued
15,158	GlaxoSmithKline PLC(c)(d)	$401,123
30,129	Glencore Xstrata PLC(b)	152,235
54,324	HSBC Holdings PLC(c)(d)	606,862
8,451	Invensys PLC(b)	69,111
18,147	Meggitt PLC(b)	147,969
17,650	Melrose Industries PLC(b)	84,274
23,211	National Grid PLC(b)	294,008
11,861	Prudential PLC(b)	253,037
2,741	Reckitt Benckiser Group PLC(b)	219,968
4,185	Rio Tinto PLC(f)	222,315
15,351	Royal Dutch Shell PLC, A Shares(c)(d)	513,457
3,676	SABMiller PLC(b)	189,399
9,481	Standard Chartered PLC(b)	224,320
32,304	Tesco PLC(b)	183,819
4,577	Unilever PLC(b)	184,948
148,934	Vodafone Group PLC(b)	552,322
14,043	WPP PLC(b)	310,032

		7,280,353

	Total Common Stocks (Identified Cost $26,702,257)	32,070,654

Contracts
Purchased Options — 0.2%
1,495	On iShares MSCI EAFE ETF, Put expiring December 21, 2013 at 58.00	4,485
1,175	On iShares MSCI EAFE ETF, Put expiring January 18, 2014 at 58.00	12,338
720	On iShares MSCI EAFE ETF, Put expiring January 18, 2014 at 59.00	9,000
650	On iShares MSCI EAFE ETF, Put expiring January 18, 2014 at 60.00	10,725
720	On iShares MSCI EAFE ETF, Put expiring February 22, 2014 at 60.00	29,160

	Total Purchased Options (Identified Cost $195,920)	65,708

Principal Amount
Short-Term Investments — 3.4%
$1,096,143	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/29/2013 at 0.000% to be repurchased at $1,096,143 on 12/02/2013 collateralized by $1,210,000 Federal National Mortgage Association, 2.220% due 12/27/2022 valued at $1,119,250 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,096,143)	1,096,143

	Total Investments — 101.6% (Identified Cost $27,994,320)(a)	33,232,505
	Other assets less liabilities — (1.6)%	(523,489)

	Net Assets — 100.0%	$32,709,016

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of November 30, 2013

Gateway International Fund – (continued)

Contracts	Description	Value (†)
Written Options – (1.8%)
613	On iShares MSCI EAFE ETF, OTC Call expiring December 06, 2013 at 65.00(g)	$(79,350)
288	On iShares MSCI EAFE ETF, OTC Call expiring December 21, 2013 at 63.00(g)	(81,405)
576	On iShares MSCI EAFE ETF, OTC Call expiring December 21, 2013 at 64.00(g)	(111,448)
1,206	On iShares MSCI EAFE ETF, OTC Call expiring December 21, 2013 at 65.00(g)	(137,862)
801	On iShares MSCI EAFE ETF, OTC Call expiring December 21, 2013 at 66.00(g)	(44,826)
1,276	On iShares MSCI EAFE ETF, OTC Call expiring January 18, 2014 at 66.00(g)	(131,752)

	Total Written Options (Premiums Received $572,067)	$(586,643)

(†)	See Note 2 of Notes to Financial Statements.
*	Common stocks are grouped by geographical regions that correspond to the markets underlying the iShares MSCI EAFE ETFs on which the Fund writes call options and buys put options.
(a)	Federal Tax Information:
	At November 30, 2013, the net unrealized appreciation on investments based on a cost of $28,036,934 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,727,288
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(531,717)

	Net unrealized appreciation	$5,195,571

(b)	Security has been designated to cover the Fund’s obligations under open outstanding call options.
(c)	A portion of this security has been designated to cover the Fund’s obligations under open outstanding call options.
(d)	A portion of this security has been pledged as collateral for outstanding call options.
(e)	Non-income producing security.
(f)	Security has been pledged as collateral for outstanding call options.
(g)	Counterparty is UBS AG.

ETF	Exchange Traded Fund
OTC	Over-the-Counter

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of November 30, 2013

Gateway International Fund – (continued)

Industry Summary at November 30, 2013 (Unaudited)

Commercial Banks	12.2%
Pharmaceuticals	9.3
Oil, Gas & Consumable Fuels	6.8
Insurance	5.0
Food Products	4.6
Automobiles	4.5
Metals & Mining	3.9
Chemicals	3.8
Machinery	3.5
Beverages	3.4
Wireless Telecommunication Services	3.3
Diversified Telecommunication Services	3.2
Food & Staples Retailing	2.2
Capital Markets	2.0
Other Investments, less than 2% each	30.5
Short-Term Investments	3.4

Total Investments	101.6
Other assets less liabilities (including open written options)	(1.6)

Net Assets	100.0%

Country of Risk Summary at November 30, 2013 (Unaudited)

Japan	21.1%
United Kingdom	20.5
France	10.4
Germany	9.8
Switzerland	9.5
Australia	8.1
Sweden	3.7
Spain	3.3
Netherlands	3.2
Hong Kong	2.1
Other Investments, less than 2% each	6.5
Short-Term Investments	3.4

Total Investments	101.6
Other assets less liabilities (including open written options)	(1.6)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of November 30, 2013

Gateway International Fund – (continued)

Currency Exposure Summary at November 30, 2013 (Unaudited)

Euro	29.6%
British Pound	22.3
Japanese Yen	21.1
Swiss Franc	9.3
Australian Dollar	8.1
Hong Kong Dollar	3.9
Swedish Krona	3.7
United States Dollar	3.6

Total Investments	101.6
Other assets less liabilities (including open written options)	(1.6)

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Capital Income Fund

Shares	Description	Value (†)
Common Stocks — 80.3% of Net Assets
	Aerospace & Defense — 2.7%
4,041	Honeywell International, Inc.	$357,669
2,758	Northrop Grumman Corp.	310,771

		668,440

	Automobiles — 0.5%
3,242	General Motors Co.(b)	125,563

	Beverages — 2.6%
6,791	Coca-Cola Enterprises, Inc.	284,815
4,531	PepsiCo, Inc.	382,688

		667,503

	Capital Markets — 1.1%
9,828	Federated Investors, Inc., Class B	268,206

	Chemicals — 3.2%
7,604	E.I. du Pont de Nemours & Co.	466,734
16,385	Tronox Ltd., Class A	348,181

		814,915

	Commercial Banks — 2.9%
4,587	PNC Financial Services Group, Inc. (The)	352,970
8,664	Wells Fargo & Co.	381,389

		734,359

	Commercial Services & Supplies — 1.0%
5,691	Waste Management, Inc.	259,965

	Communications Equipment — 2.9%
14,814	Cisco Systems, Inc.	314,797
6,135	Motorola Solutions, Inc.(c)	404,174

		718,971

	Computers & Peripherals — 1.8%
805	Apple, Inc.	447,636

	Containers & Packaging — 1.5%
11,878	Sealed Air Corp.	381,403

	Diversified Consumer Services — 1.3%
11,584	H&R Block, Inc.	323,078

	Diversified Financial Services — 2.0%
8,882	JPMorgan Chase & Co.	508,228

	Diversified Telecommunication Services — 1.6%
8,382	Verizon Communications, Inc.	415,915

	Electric Utilities — 1.2%
9,300	FirstEnergy Corp.	303,459

	Electrical Equipment — 1.5%
5,152	Eaton Corp. PLC	374,344

	Energy Equipment & Services — 0.6%
2,555	Diamond Offshore Drilling, Inc.	153,428

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Capital Income Fund – (continued)

Shares	Description	Value (†)
	Food & Staples Retailing — 1.2%
4,937	Walgreen Co.	$292,270

	Industrial Conglomerates — 1.5%
13,996	General Electric Co.(d)	373,133

	Insurance — 4.3%
8,738	MetLife, Inc.	456,036
3,051	Travelers Cos., Inc. (The)	276,848
10,452	Unum Group	350,874

		1,083,758

	Machinery — 2.0%
2,818	Deere & Co.(d)	237,389
7,354	Terex Corp.(b)	267,097

		504,486

	Media — 4.4%
5,920	Omnicom Group, Inc.	422,984
3,011	Time Warner Cable, Inc.	416,180
3,210	Viacom, Inc., Class B	257,346

		1,096,510

	Multiline Retail — 1.0%
4,714	Kohl’s Corp.	260,590

	Oil, Gas & Consumable Fuels — 7.8%
3,990	Chevron Corp.	488,535
3,171	HollyFrontier Corp.	152,144
4,157	Occidental Petroleum Corp.	394,749
10,344	Regency Energy Partners LP	252,187
6,693	Total S.A., Sponsored ADR	403,722
6,143	Valero Energy Corp.	280,858

		1,972,195

	Pharmaceuticals — 11.2%
6,832	AbbVie, Inc.	331,010
6,832	Bristol-Myers Squibb Co.	351,028
7,742	Eli Lilly & Co.(c)	388,803
5,282	GlaxoSmithKline PLC, Sponsored ADR	279,524
10,062	Merck & Co., Inc.	501,390
17,754	Pfizer, Inc.	563,334
7,621	Sanofi, ADR	402,617

		2,817,706

	REITs – Diversified — 2.3%
4,569	Plum Creek Timber Co., Inc.	199,848
12,630	Weyerhaeuser Co.	380,542

		580,390

	REITs – Hotels — 1.4%
8,460	Ryman Hospitality Properties, Inc.	354,220

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Capital Income Fund – (continued)

Shares	Description	Value (†)
	REITs – Office Property — 1.3%
13,841	Columbia Property Trust, Inc.	$319,727

	Road & Rail — 1.7%
4,751	Norfolk Southern Corp.	416,615

	Semiconductors & Semiconductor Equipment — 1.8%
10,522	Texas Instruments, Inc.	452,446

	Software — 1.7%
11,415	Microsoft Corp.	435,254

	Specialty Retail — 2.6%
20,124	American Eagle Outfitters, Inc.	327,418
6,871	Lowe’s Cos., Inc.	326,235

		653,653

	Thrifts & Mortgage Finance — 1.2%
20,022	People’s United Financial, Inc.	303,133

	Tobacco — 1.6%
4,627	Philip Morris International, Inc.	395,794

	Transportation Infrastructure — 1.0%
4,435	Macquarie Infrastructure Co. LLC	241,841

	Wireless Telecommunication Services — 1.9%
13,258	Vodafone Group PLC, Sponsored ADR	491,739

	Total Common Stocks (Identified Cost $16,484,268)	20,210,873

Principal Amount (‡)
Bonds and Notes — 16.0%
Non-Convertible Bonds — 15.0%
	Banking — 2.8%
$300,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(e)	310,875
100,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	100,040
280,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	288,271

		699,186

	Brokerage — 0.5%
100,000	Jefferies Group LLC, 6.875%, 4/15/2021	113,000

	Chemicals — 0.6%
150,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(f)	141,000

	Consumer Cyclical Services — 0.2%
45,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	37,013

	Electric — 1.7%
400,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	426,500

	Government Sponsored — 0.2%
40,000	Eksportfinans ASA, 2.000%, 9/15/2015	39,350

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Capital Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — 1.1%
$125,000	HCA, Inc., 7.500%, 12/15/2023	$133,750
150,000	HCA, Inc., 7.500%, 11/06/2033	149,250

		283,000

	Home Construction — 1.3%
250,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	265,625
50,000	Pulte Group, Inc., 6.000%, 2/15/2035	42,375
30,000	Pulte Group, Inc., 6.375%, 5/15/2033	27,150

		335,150

	Media Non-Cable — 0.8%
34,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	38,420
150,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	172,125

		210,545

	Metals & Mining — 0.6%
50,000	Alcoa, Inc., 5.900%, 2/01/2027	49,810
45,000	Alcoa, Inc., 6.750%, 1/15/2028	47,125
75,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	65,526

		162,461

	Non-Captive Consumer — 1.0%
300,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	247,500

	Retailers — 0.3%
100,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	76,250

	Supermarkets — 1.3%
400,000	New Albertson’s, Inc., 8.000%, 5/01/2031	333,000

	Textile — 0.3%
95,000	Jones Group, Inc. (The), 6.125%, 11/15/2034	76,000

	Transportation Services — 0.3%
75,000	APL Ltd., 8.000%, 1/15/2024(f)	70,875

	Wirelines — 2.0%
100,000	Level 3 Financing, Inc., 8.125%, 7/01/2019	109,500
70,000	Qwest Corp., 6.875%, 9/15/2033	66,500
400,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	335,305

		511,305

	Total Non-Convertible Bonds (Identified Cost $3,506,637)	3,762,135

Convertible Bonds — 1.0%
	Independent Energy — 0.8%
185,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	194,828

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Capital Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Captive Diversified — 0.2%
$60,000	Jefferies Group LLC, 3.875%, 11/01/2029	$64,387

	Total Convertible Bonds (Identified Cost $225,641)	259,215

	Total Bonds and Notes (Identified Cost $3,732,278)	4,021,350

Shares
Preferred Stocks — 0.7%
	Home Construction — 0.0%
74	Stanley Black & Decker, Inc., 6.250%	7,548

	REITs – Diversified — 0.7%
3,251	Weyerhaeuser Co., Series A, 6.375%	178,220

	Total Preferred Stocks (Identified Cost $171,515)	185,768

Principal Amount (‡)
Short-Term Investments — 2.9%
$722,523	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/29/2013 at 0.000% to be repurchased at $722,523 on 12/02/2013 collateralized by $750,000 U.S. Treasury Note, 0.750% due 2/28/2018 valued at $740,625 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $722,523)	722,523

	Total Investments — 99.9% (Identified Cost $21,110,584)(a)	25,140,514
	Other assets less liabilities — 0.1%	14,752

	Net Assets — 100.0%	$25,155,266

Shares
Written Options — (0.0%)
	Options on Securities — (0.0%)
2,000	Eli Lilly & Co., Put expiring December 21, 2013 at 48	$(280)
3,000	Plum Creek Timber Co., Inc., Put expiring December 21, 2013 at 44	(2,565)

	Total Written Options (Premiums Received $2,916)	$(2,845)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Capital Income Fund – (continued)

(a)	Federal Tax Information:
At November 30, 2013, the net unrealized appreciation on investments based on a cost of $ 21,105,593 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,256,598
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(221,677)

	Net unrealized appreciation	$4,034,921

(b)	Non-income producing security.
(c)	A portion of this security has been pledged as collateral for outstanding options.
(d)	Security has been designated to cover the Fund’s obligations under open outstanding options.
(e)	Perpetual bond with no specified maturity date.
(f)	Illiquid security. At November 30, 2013, the value of these securities amounted to $211,875 or 0.8% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the value of Rule 144A holdings amounted to $737,375 or 2.9% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Capital Income Fund – (continued)

Industry Summary at November 30, 2013 (Unaudited)

Pharmaceuticals	11.2%
Oil, Gas & Consumable Fuels	7.8
Media	4.4
Insurance	4.3
Chemicals	3.8
REITs – Diversified	3.0
Commercial Banks	2.9
Communications Equipment	2.9
Banking	2.8
Aerospace & Defense	2.7
Beverages	2.6
Specialty Retail	2.6
Wirelines	2.0
Diversified Financial Services	2.0
Machinery	2.0
Other Investments, less than 2% each	40.0
Short-Term Investments	2.9

Total Investments	99.9
Other assets less liabilities (including open written options)	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)
Senior Loans — 86.0% of Net Assets
	Aerospace & Defense — 1.2%
$5,426,148	Camp International Holding Company, New 1st Lien Term Loan, 5.250%, 5/31/2019(b)	$5,439,714
2,115,000	Camp International Holding Company, New 2nd Lien Term Loan, 10.000%, 11/29/2019(b)	2,152,013
608,773	PRV Aerospace LLC, Term Loan B, 6.503%, 5/09/2018(c)	609,534
1,475,848	Sequa Corporation, New Term Loan B, 5.250%, 12/19/2017(b)	1,456,012
989,936	SI Organization, Inc. (The), Term Loan B, 5.500%, 11/22/2016(b)	960,238
1,665,676	WP CPP Holdings LLC, 1st Lien Term Loan, 12/27/2019(d)	1,674,004
4,222,224	WP CPP Holdings LLC, 1st Lien Term Loan, 4.750%, 12/27/2019(b)	4,243,335
234,586	Wyle Services Corporation, Term Loan B, 5.000%, 3/27/2017(b)	233,706

		16,768,556

	Airlines — 0.5%
6,574,000	Air Canada, Term Loan B, 5.500%, 9/20/2019(b)	6,645,196

	Automotive — 2.3%
5,469,020	Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.750%, 4/27/2020(b)	5,537,383
144,367	August LuxUK Holding Company Sarl, Luxco 1st Lien Term Loan, 5.000%, 4/27/2018(b)	145,088
111,054	August U.S. Holding Company, Inc., 1st Lien Term Loan B, 5.000%, 4/27/2018(b)	111,609
7,055,000	Dayco Products LLC, New Term Loan B, 12/12/2019(d)	7,002,088
6,044,000	Keystone Automotive Operations, Inc., 1st Lien Term Loan, 7.000%, 8/15/2019(b)	6,111,995
4,720,000	Navistar International Corporation, Term Loan B, 5.750%, 8/17/2017(b)	4,790,800
3,221,810	TI Group Automotive Systems LLC, Term Loan B, 5.500%, 3/28/2019(b)	3,245,974
4,175,000	Transtar Holding Company, 2nd Lien Term Loan, 9.750%, 10/09/2019(b)	4,133,250

		31,078,187

	Banking — 1.4%
2,739,000	Digital Insight Corporation, 1st Lien Term Loan, 4.750%, 10/16/2019(b)	2,759,542
4,809,000	Digital Insight Corporation, 2nd Lien Term Loan, 8.750%, 10/16/2020(b)	4,825,014
1,344,261	Harland Clarke Holdings Corp., Extended Term Loan B2, 5.414%, 6/30/2017(b)	1,345,606
10,246,875	Harland Clarke Holdings Corp., Term Loan B3, 7.000%, 5/22/2018(b)	10,277,616

		19,207,778

	Building Materials — 2.6%
2,800,000	Air Distribution Technologies, Inc., 2nd Lien Term Loan, 9.250%, 5/11/2020(b)	2,849,000
6,109,688	Contech Construction Products, Inc., New Term Loan, 6.250%, 4/29/2019(b)	6,136,448
9,775,000	Continental Building Products LLC, 2nd Lien Term Loan, 8.500%, 2/15/2021(b)	9,775,000
6,040,000	CPG International, Inc., New Term Loan, 4.750%, 9/30/2020(b)	6,047,550
6,104,100	Quikrete Holdings, Inc., 2nd Lien Term Loan, 7.000%, 3/26/2021(b)	6,256,702
996,930	Roofing Supply Group LLC, Term Loan, 5.000%, 5/24/2019(b)	998,595
2,722,000	Wilsonart International Holdings LLC, Incremental Term Loan B2, 4.000%, 10/31/2019(b)	2,687,975
1,407,452	Wilsonart International Holdings LLC, Term Loan B, 4.000%, 10/31/2019(b)	1,393,969

		36,145,239

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Chemicals — 3.7%
$3,554,500	Allnex USA, Inc., 2nd Lien Term Loan, 8.250%, 4/03/2020(b)	$3,652,249
267,296	Allnex USA, Inc., USD Term Loan B1, 4.500%, 10/03/2019(b)	268,298
138,687	Allnex USA, Inc., USD Term Loan B2, 4.500%, 10/03/2019(b)	139,207
7,500,000	Arysta LifeScience Corporation, 2nd Lien Term Loan, 8.250%, 11/30/2020(b)	7,621,875
3,897,029	Ascend Performance Materials LLC, Term Loan B, 6.750%, 4/10/2018(b)	3,704,633
2,007,344	Axalta Coating Systems US Holdings, Inc., Term Loan, 4.750%, 2/01/2020(b)	2,021,556
712,009	AZ Chem US, Inc., Recap Term Loan, 5.250%, 12/22/2017(b)	716,459
335,751	Emerald Performance Materials LLC, Term Loan B, 6.750%, 5/18/2018(b)	337,429
6,800,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.500%, 12/18/2020(b)	6,834,000
644,593	Kleopatra Acquisition Corp., Term Loan B1, 5.750%, 12/21/2016(b)	650,233
3,149,479	Nexeo Solutions LLC, Incremental Term Loan, 5.000%, 9/08/2017(b)	3,127,842
4,252,206	Nexeo Solutions LLC, Term Loan B, 5.000%, 9/08/2017(b)	4,222,993
3,794,732	OCI Beaumont LLC, Term Loan B2, 8/20/2019(d)	3,804,219
5,295,333	OCI Beaumont LLC, Term Loan B2, 6.250%, 8/20/2019(b)	5,308,572
8,997,516	Univar, Inc., Term Loan B, 5.000%, 6/30/2017(b)	8,848,787

		51,258,352

	Consumer Cyclical Services — 4.7%
9,361,453	Affinion Group, Inc., Term Loan B, 6.500%, 10/10/2016(b)	9,258,102
10,325,000	AlixPartners LLP, New 2nd Lien Term Loan, 9.000%, 7/12/2021(b)	10,531,500
509,787	Allied Security Holdings LLC, 1st Lien Term Loan, 5.250%, 2/03/2017(b)	511,219
895,829	Inmar, Inc., New Term Loan B, 6.500%, 8/04/2017(b)	896,948
2,818,000	Sabre, Inc., Incremental Term Loan, 4.500%, 2/19/2019(b)	2,812,730
8,073,663	ServiceMaster Company, New Term Loan, 4.250%, 1/31/2017(b)	7,947,553
2,393,947	SGS Cayman L.P., Term Loan, 7.250%, 3/06/2019(b)	2,387,962
714,561	SNL Financial LC, New Term Loan B, 5.500%, 10/23/2018(b)	714,561
8,900,000	SourceHov LLC, New 2nd Lien Term Loan, 8.750%, 4/30/2019(b)	8,983,482
2,715,507	Southern Graphics, Inc., New Term Loan B, 4.250%, 10/17/2019(b)	2,720,042
863,300	SRA International, Inc., Term Loan B, 6.500%, 7/20/2018(b)	862,221
952,587	Sterling Infosystems, Inc., Term Loan A, 5.858%, 2/01/2018(c)	952,587
6,118,325	STG-Fairway Acquisitions, Inc., Term Loan B, 6.250%, 2/28/2019(b)	6,110,677
5,300,882	Sutherland Global Services Private Limited, Term Loan, 7.250%, 3/06/2019(b)	5,287,629
3,823,000	The Active Network, Inc., 1st Lien Term Loan, 5.500%, 11/15/2020(b)	3,826,594
487,780	U.S. Security Holdings, Inc., New Term Loan, 6.000%, 7/28/2017(b)	488,595

		64,292,402

	Consumer Products — 3.2%
754,286	Advantage Sales & Marketing, Inc., New 2nd Lien Term Loan, 8.250%, 6/18/2018(b)	762,304
1,647,000	Britax US Holdings, Inc., USD Term Loan, 4.500%, 10/15/2020(b)	1,652,287
6,007,000	Catalina Marketing Corporation, New Term Loan B, 5.250%, 10/12/2020(b)	6,058,059
3,212,165	FGI Operating Company LLC, Term Loan, 5.500%, 4/19/2019(b)	3,248,302
549,324	HMK Intermediate Holdings LLC, Term Loan, 5.750%, 3/29/2019(b)	550,697
10,888,000	Information Resources, Inc., Term Loan B, 4.750%, 9/30/2020(b)	10,983,270
5,665,040	Polyconcept Investments B.V., USD 1st Lien Term Loan, 6.000%, 6/27/2019(b)	5,622,552
4,566,800	Serta/Simmons Holdings LLC, Term Loan, 10/01/2019(d)	4,582,647
779,000	Steinway Musical Instruments, Inc., 1st Lien Term Loan, 4.750%, 9/19/2019(b)	786,790

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Products — continued
$3,700,000	Steinway Musical Instruments, Inc., 2nd Lien Term Loan, 9.250%, 9/11/2020(b)	$3,783,250
6,179,857	Visant Corporation, Term Loan B, 5.250%, 12/22/2016(b)	6,020,231

		44,050,389

	Diversified Manufacturing — 1.4%
6,069,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/18/2020(b)	6,190,380
5,992,199	Doncasters Finance US LLC, USD Term Loan, 5.500%, 4/09/2020(b)	6,040,916
393,935	Douglas Dynamics Holdings, Inc., New Term Loan, 5.750%, 4/18/2018(b)	391,966
5,051,454	Edwards (Cayman Islands II) Limited, New Term Loan B, 4.500%, 3/26/2020(b)	5,051,454
804,955	Milacron LLC, New Term Loan, 4.250%, 3/30/2020(b)	802,604

		18,477,320

	Electric — 0.2%
2,955,333	Mirion Technologies, Inc., Term Loan, 5.750%, 3/30/2018(b)	2,959,027

	Entertainment — 0.0%
209,061	SMG (Stadium Management Group), New Term Loan B, 5.500%, 6/07/2018(b)	209,061

	Environmental — 0.7%
640,000	Allflex Holdings III, Inc., New 2nd Lien Term Loan, 7/19/2021(d)	647,680
9,135,000	Allflex Holdings III, Inc., New 2nd Lien Term Loan, 8.000%, 7/19/2021(b)	9,244,620

		9,892,300

	Financial Other — 3.3%
5,957,000	American Beacon Advisors, Inc., Term Loan B, 11/20/2019(d)	5,927,215
5,098,000	Ascensus, Inc., 1st Lien Term Loan, 12/02/2019(d)	5,123,490
3,798,373	Duff & Phelps Investment Management Co., Term Loan B, 4.500%, 4/23/2020(b)	3,790,054
4,382,000	Eze Castle Software, Inc., 2nd Lien Term Loan, 8.500%, 4/06/2021(b)	4,447,730
488,360	Hamilton Lane Advisors LLC, Term Loan, 5.250%, 2/28/2018(b)	489,581
568,371	Harbourvest Partners LLC, Term Loan B, 4.750%, 11/21/2017(b)	569,792
7,737,900	ION Trading Technologies S.a.r.l., 1st Lien Term Loan, 4.500%, 5/22/2020(b)	7,771,792
824,185	Ipreo Holdings LLC, Term Loan B2, 6.500%, 8/05/2017(b)	828,306
35,314	Ipreo Holdings LLC, Term Loan B3, 6.500%, 8/05/2017(b)	35,491
9,347,000	Nuveen Investments, Inc., New 2nd Lien Term Loan, 6.500%, 2/28/2019(b)	9,141,366
761,672	Transfirst Holdings, Inc., 1st Lien Term Loan, 4.750%, 12/27/2017(b)	761,672
6,000,000	Triple Point Technology, Inc., 2nd Lien Term Loan, 9.250%, 7/09/2021(b)	5,100,000
1,000,000	Wall Street Systems, Inc., New 2nd Lien Term Loan, 9.250%, 10/26/2020(b)	1,007,500

		44,993,989

	Food & Beverage — 4.2%
9,358,545	Arctic Glacier U.S.A., Inc., 1st Lien Term Loan, 6.000%, 5/10/2019(b)	9,342,916
550,000	CPM Acquisition Corp., 2nd Lien Term Loan, 10.250%, 2/28/2018(b)	554,125
2,586,000	CTI Foods Holding Co. LLC, New 1st Lien Term Loan, 4.500%, 6/29/2020(b)	2,586,000
2,242,000	Del Monte Foods Company, 1st Lien Term Loan, 11/06/2020(d)	2,253,210
2,646,000	Del Monte Foods Company, 2nd Lien Term Loan, 4/11/2021(d)	2,669,153
8,622,000	DS Waters of America, Inc., New Term Loan, 5.250%, 8/31/2020(b)	8,665,110
4,339,052	Earthbound Holdings III LLC, New Term Loan B, 5.750%, 12/21/2016(b)	4,347,210
1,437,999	Milk Specialties Company, New Term Loan B, 7.000%, 11/07/2018(b)	1,448,784
12,113,000	New HB Acquisition LLC, Term Loan, 6.750%, 4/09/2020(b)	12,468,880

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Food & Beverage — continued
$6,567,708	Reddy Ice Corporation, 1st Lien Term Loan, 6.750%, 5/01/2019(c)	$6,563,636
7,348,583	US Foods, Inc., Refi Term Loan, 4.500%, 3/29/2019(b)	7,366,954

		58,265,978

	Gaming — 0.9%
7,054,000	Marina District Finance Co., Inc., Term Loan B, 8/15/2018(d)	7,062,818
4,690,000	Tropicana Entertainment, Inc., Term Loan, 11/26/2020(d)	4,690,000

		11,752,818

	Health Insurance — 0.6%
7,534,706	Sedgwick CMS Holdings, Inc., New 2nd Lien Term Loan, 8.000%, 12/12/2018(b)	7,657,145

	Healthcare — 6.9%
8,073,863	Apria Healthcare Group, Inc., Term Loan, 6.750%, 4/05/2020(b)	8,090,656
834,693	ATI Holdings, Inc., New Term Loan, 5.750%, 1/31/2020(b)	840,953
4,412,625	BioScrip, Inc., Delayed Draw Term Loan, 6.500%, 7/31/2020(c)	4,247,151
7,354,375	BioScrip, Inc., Term Loan B, 6.500%, 7/31/2020(b)	7,078,586
6,250,000	CHG Buyer Corporation, 2nd Lien Term Loan, 9.000%, 11/19/2020(b)	6,328,125
3,751,000	CT Technologies Intermediate Holdings, Inc., 1st Lien Term Loan, 5.250%, 10/02/2019(b)	3,769,755
459,037	DJO Finance LLC, Term Loan B3, 4.750%, 9/15/2017(b)	463,512
8,411,000	Envision Acquisition Company LLC, 1st Lien Term Loan, 5.750%, 11/04/2020(b)	8,432,027
4,750,000	Healogics, Inc., 2nd Lien Term Loan, 9.250%, 2/05/2020(b)	4,833,125
4,776,030	Herff Jones, Inc., Term Loan B, 5.500%, 6/25/2019(b)	4,805,785
6,393,075	MedSolutions Holdings, Inc., Term Loan B, 6.500%, 7/08/2019(b)	6,361,110
350,000	PLATO, Inc., 2nd Lien Term Loan, 11.250%, 5/09/2019(b)	350,000
3,091,580	PLATO, Inc., New 1st Lien Term Loan, 6.000%, 5/17/2018(b)	3,105,121
7,037,000	Renaissance Learning, Inc., New Term Loan B, 5.000%, 10/16/2020(b)	7,041,433
450,000	Sheridan Holdings, Inc., New 2nd Lien Term Loan, 9.000%, 7/01/2019(b)	451,125
2,000,000	Springer Science & Business Media Deutschland GmbH, USD Term Loan B2, 8/14/2020(d)	2,005,420
5,700,000	Springer Science & Business Media Deutschland GmbH, USD Term Loan B2, 5.000%, 8/14/2020(b)	5,715,447
6,687,240	Steward Health Care System LLC, Term Loan B, 6.750%, 4/13/2020(b)	6,637,086
7,120,000	TriZetto Group, Inc. (The), 2nd Lien Term Loan D, 8.500%, 3/28/2019(b)	6,764,000
2,397,447	TriZetto Group, Inc. (The), Term Loan B, 4.750%, 5/02/2018(b)	2,358,489
4,308,350	Truven Health Analytics, Inc., Term Loan B, 4.500%, 6/06/2019(b)	4,320,930
1,244,275	United Surgical Partners International, Inc., Incremental Term Loan, 4.750%, 4/03/2019(b)	1,251,666

		95,251,502

	Industrial Other — 8.5%
1,334,295	Apex Tool Group LLC, Term Loan B, 4.500%, 1/31/2020(b)	1,336,523
3,557,625	API Heat Transfer, Inc., Term Loan, 5.250%, 5/03/2019(b)	3,539,837
6,608,000	ARSloane Acquisition LLC, Term Loan, 7.500%, 10/01/2019(b)	6,616,260
8,806,000	Brand Energy & Infrastructure Services, Inc., New Term Loan B, 11/26/2020(d)	8,842,193
4,040,980	Capital Safety North America Holdings, Inc., Term Loan, 4.500%, 1/21/2019(b)	4,030,878

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Industrial Other — continued
$6,869,000	Crosby Worldwide Limited, 2nd Lien Term Loan, 11/05/2021(d)	$6,966,334
1,890,712	Dexter Axle Company, Term Loan B, 6.000%, 11/01/2018(b)	1,897,803
10,028,865	Eastman Kodak Company, Exit Term Loan, 7.250%, 9/03/2019(b)	9,963,677
1,561,000	Filtration Group Corporation, 1st Lien Term Loan, 11/21/2020(d)	1,572,052
1,700,000	Filtration Group Corporation, 2nd Lien Term Loan, 11/21/2021(d)	1,727,625
753,126	GCA Services Group, Inc., Term Loan B, 5.276%, 11/01/2019(c)	753,442
3,990,782	Intelligrated, Inc., 1st Lien Term Loan, 4.500%, 7/30/2018(b)	4,000,759
5,548,400	McJunkin Red Man Corporation, New Term Loan, 5.000%, 11/08/2019(b)	5,588,293
4,452,000	MEI Conlux Holdings (US), Inc., Term Loan B, 5.000%, 8/21/2020(b)	4,463,130
6,273,667	Mirror Bidco Corp., USD Term Loan, 5.250%, 12/27/2019(b)	6,302,401
6,590,000	NES Global Talent Limited, 1st Lien Term Loan, 6.500%, 10/03/2019(b)	6,540,575
3,272,945	New Breed, Inc., Term Loan B, 6.000%, 10/01/2019(b)	3,269,868
5,968,832	Nusil Technology LLC, New Term Loan, 5.250%, 4/07/2017(b)	5,854,409
7,680,000	Oxbow Carbon LLC, 2nd Lien Term Loan, 8.000%, 1/17/2020(b)	7,795,200
2,842,000	Pacific Industrial Services US Finco LLC, USD 1st Lien Term Loan, 5.000%, 10/02/2018(b)	2,872,210
1,879,000	Pacific Industrial Services US Finco LLC, USD 2nd Lien Term Loan, 8.750%, 4/02/2019(b)	1,916,580
5,221,047	Pinnacle Operating Corp., Term Loan, 4.750%, 11/15/2018(b)	5,234,100
1,500,000	Redtop Acquisitions Ltd., USD 1st Lien Term Loan, 12/03/2020(d)	1,505,625
1,321,000	Redtop Acquisitions Ltd., USD 2nd Lien Term Loan, 12/03/2021(d)	1,327,605
6,428,000	Syncreon Global Finance (US), Inc., Term Loan B, 5.250%, 10/28/2020(b)	6,379,790
6,522,000	TNT Crane & Rigging, Inc.., 1st Lien Term Loan, 11/26/2020(d)	6,456,780
421,740	WireCo WorldGroup, Inc., New Term Loan, 6.000%, 2/15/2017(b)	421,740

		117,175,689

	Lodging — 0.7%
8,709,556	Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.250%, 12/28/2020(b)	8,916,408

	Media Cable — 0.6%
7,452,583	TWCC Holding Corp., 2nd Lien Term Loan, 7.000%, 6/26/2020(b)	7,629,582

	Media Non-Cable — 5.6%
5,084,486	Advanstar Communications, Inc., New 1st Lien Term Loan, 5.500%, 4/29/2019(b)	5,021,998
4,970,000	Advanstar Communications, Inc., New 2nd Lien Term Loan, 9.500%, 6/06/2020(b)	4,970,000
7,593,616	Clear Channel Communications, Inc., Term Loan D, 6.914%, 1/30/2019(b)	7,156,983
5,198,907	Dex Media West LLC, New Term Loan, 8.000%, 12/30/2016(b)	4,009,657
6,501,705	Emerald Expositions Holding, Inc., Term Loan B, 5.500%, 6/17/2020(b)	6,558,595
170,647	Entercom Radio LLC, Term Loan B, 5.000%, 11/23/2018(b)	171,074
10,319,538	Getty Images, Inc., Term Loan B, 4.750%, 10/18/2019(b)	9,525,553
5,194,895	Internet Brands, Inc., Term Loan, 6.250%, 3/18/2019(b)	5,220,869
2,144,000	Nine Entertainment Group Limited, Incremental Term Loan, 3.500%, 2/05/2020(b)	2,133,280
5,620,000	Penton Media, Inc., New 1st Lien Term Loan, 5.500%, 10/01/2019(b)	5,589,540
2,181,000	Penton Media, Inc., New 2nd Lien Term Loan, 9.000%, 10/01/2020(b)	2,161,000
1,757,160	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	1,293,709
9,971,000	Tribune Company, 2013 Term Loan, 12/27/2020(d)	9,924,236

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Media Non-Cable — continued
$4,175,314	Univision Communications, Inc., Refi Term Loan C2, 4.500%, 3/02/2020(b)	$4,187,506
8,267,575	YP LLC, USD Term Loan B, 8.040%, 6/04/2018(b)	8,355,460

		76,279,460

	Metals & Mining — 2.8%
3,021,938	American Rock Salt Holdings LLC, Term Loan, 5.500%, 4/25/2017(b)	3,040,825
100,000	Arch Coal, Inc., Term Loan B, 5/16/2018(d)	97,518
6,369,917	Arch Coal, Inc., Term Loan B, 5.750%, 5/16/2018(b)	6,211,816
6,989,000	Bowie Resource Holdings LLC, 1st Lien Term Loan, 6.750%, 8/14/2020(b)	7,023,945
1,309,856	FMG Resources (August 2006) Pty Ltd., New Term Loan B, 4.250%, 6/28/2019(b)	1,321,317
1,184,000	Metal Services LLC, Term Loan, 6/30/2017(d)	1,190,666
1,036,802	Metal Services LLC, Term Loan, 7.750%, 6/30/2017(b)	1,042,639
4,310,000	Murray Energy Corporation, 1st Lien Term Loan, 11/21/2019(d)	4,338,273
2,861,828	Murray Energy Corporation, Term Loan B, 4.750%, 5/24/2019(b)	2,876,137
7,526,501	Patriot Coal Corporation, DIP First-Out Term Loan, 9.250%, 12/31/2013(b)	7,513,932
2,389,000	TMS International Corp., New Term Loan B, 4.500%, 10/16/2020(b)	2,403,931
1,558,324	United Central Industrial Supply Company LLC, 1st Lien Term Loan, 7.500%, 10/09/2018(b)	1,457,033

		38,518,032

	Non-Captive Consumer — 0.6%
7,518,000	Springleaf Financial Funding Company, Term Loan B2, 4.750%, 9/25/2019(b)	7,593,180

	Oil Field Services — 1.7%
10,095,000	Frac Tech International LLC, Term Loan B, 8.500%, 5/06/2016(b)	10,031,906
450,000	Pinnacle Holdco S.a.r.l., 2nd Lien Term Loan, 10.500%, 7/24/2020(b)	452,250
2,645,013	Pinnacle Holdco S.a.r.l., Term Loan, 4.750%, 7/24/2019(b)	2,622,980
8,628,875	Stallion Oilfield Services Ltd., Term Loan B, 8.000%, 6/19/2018(b)	8,790,666
1,500,000	Utex Industries, Inc., 2nd Lien Term Loan, 8.750%, 4/12/2021(b)	1,519,695

		23,417,497

	Other Utility — 0.6%
8,873,000	Power Team Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	8,717,723

	Packaging — 0.5%
2,120,000	Berlin Packaging LLC, 1st Lien Term Loan, 4.750%, 4/02/2019(b)	2,141,200
806,000	Husky Injection Molding Systems Ltd., New Term Loan B, 6/29/2018(d)	811,239
3,271,626	Pro Mach, Inc., New Term Loan B, 4.500%, 7/05/2017(b)	3,281,866

		6,234,305

	Paper — 0.6%
5,586,000	Appvion, Inc., Term Loan, 5.753%, 6/28/2019(c)	5,599,965
2,000,000	Hoffmaster Group, Inc., 1st Lien Term Loan, 6.500%, 1/03/2018(b)	1,997,500
250,000	Hoffmaster Group, Inc., 2nd Lien Term Loan, 11.000%, 1/03/2019(b)	250,000
1,000,000	Hoffmaster Group, Inc., Add on 2nd Lien Term Loan, 10.250%, 1/03/2019(b)	1,001,250

		8,848,715

	Pharmaceuticals — 2.6%
4,217,000	Akorn, Inc., Term Loan B, 8/27/2020(d)	4,230,199
5,060,000	Amneal Pharmaceuticals LLC, New Term Loan, 7.000%, 11/01/2019(b)	5,060,000

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Pharmaceuticals — continued
$431,000	eResearchTechnology, Inc., New Term Loan, 5/02/2018(d)	$431,539
6,390,953	eResearchTechnology, Inc., New Term Loan, 6.000%, 5/02/2018(b)	6,398,941
1,366,775	Inc Research, Inc., Refi Term Loan B, 6.000%, 7/12/2018(b)	1,371,900
2,961,187	inVentiv Health, Inc., Combined Term Loan, 7.500%, 8/04/2016(b)	2,926,038
5,007,623	inVentiv Health, Inc., Incremental Term Loan B3, 7.750%, 5/15/2018(b)	4,952,539
645,125	Phillips Plastics Corporation, Term Loan B, 4.750%, 2/13/2017(b)	645,125
201,800	PRA Holdings, Inc., New 1st Lien Term Loan, 9/23/2020(d)	202,151
9,498,000	PRA Holdings, Inc., New 1st Lien Term Loan, 5.000%, 9/23/2020(b)	9,514,526

		35,732,958

	Property & Casualty Insurance — 2.9%
2,755,261	Alliant Holdings I, Inc., New Term Loan B, 12/20/2019(d)	2,760,441
2,755,261	Alliant Holdings I, Inc., New Term Loan B, 5.000%, 12/20/2019(b)	2,760,441
7,597,150	AmWINS Group LLC, New Term Loan, 5.000%, 9/06/2019(b)	7,627,994
1,597,117	Applied Systems, Inc., 2nd Lien Term Loan, 8.250%, 6/08/2017(b)	1,607,099
9,625,000	Cooper Gay Swett & Crawford Ltd., 2nd Lien Term Loan, 8.250%, 10/16/2020(b)	9,440,489
2,984,962	Cunningham Lindsey U.S., Inc., 1st Lien Term Loan, 5.000%, 12/10/2019(b)	2,977,500
701,591	Cunningham Lindsey U.S., Inc., 2nd Lien Term Loan, 9.250%, 6/10/2020(b)	698,083
1,850,000	Hub International Limited, Term Loan B, 4.750%, 10/02/2020(b)	1,867,815
6,475,000	Mitchell International, Inc., New 2nd Lien Term Loan, 8.500%, 10/11/2021(b)	6,555,937
2,867,333	USI, Inc., Term Loan, 5.000%, 12/27/2019(b)	2,875,390

		39,171,189

	Refining — 0.1%
1,848,000	Western Refining, Inc., Term Loan B, 11/12/2020(d)	1,863,024

	REITs — 0.2%
3,000,000	Capital Automotive L.P., New 2nd Lien Term Loan, 6.000%, 4/30/2020(b)	3,090,000

	Restaurants — 1.1%
1,854,000	ARG IH Corporation, Term Loan B, 5.000%, 11/15/2020(b)	1,860,952
299,244	Brasa Holdings, Inc., 1st Lien Term Loan, 5.750%, 7/19/2019(b)	301,863
1,060,714	Brasa Holdings, Inc., 2nd Lien Term Loan, 11.000%, 1/20/2020(b)	1,063,366
6,614,000	Centerplate, Inc., New Term Loan B, 11/26/2019(d)	6,580,930
1,390,549	Landry’s, Inc., Term Loan B, 4.000%, 4/24/2018(b)	1,395,180
3,637,903	Sagittarius Restaurants LLC, New Term Loan, 6.250%, 10/01/2018(b)	3,637,903

		14,840,194

	Retailers — 3.2%
3,546,000	BJ’s Wholesale Club, Inc., New 1st Lien Term Loan, 4.500%, 9/26/2019(b)	3,556,319
6,374,000	BJ’s Wholesale Club, Inc., New 2nd Lien Term Loan, 8.500%, 3/26/2020(b)	6,493,512
2,213,329	David’s Bridal, Inc., New Term Loan B, 5.000%, 10/11/2019(b)	2,214,724
1,662,210	Evergreen Acqco 1 LP, New Term Loan, 5.000%, 7/09/2019(b)	1,664,803
5,488,245	Harbor Freight Tools USA, Inc., New 1st Lien Term Loan, 4.750%, 7/26/2019(b)	5,544,774
3,913,000	Hudson’s Bay Company, 1st Lien Term Loan, 4.750%, 11/04/2020(b)	3,960,582
8,275,000	Neiman Marcus Group, Inc. (The), New Term Loan B, 5.000%, 10/26/2020(b)	8,324,650
12,563	Party City Holdings, Inc., Refi Term Loan B, 4.250%, 7/29/2019(b)	12,594
443,250	RGIS Services LLC, Term Loan C, 5.500%, 10/18/2017(b)	436,047
2,000,000	Rite Aid Corporation, New 2nd Lien Term Loan, 4.875%, 6/21/2021(b)	2,029,960

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Retailers — continued
$7,212,923	Sportsman’s Warehouse Holdings, Inc., First Out Term Loan, 7.250%, 8/16/2019(b)	$7,248,987
3,383,199	Toy ‘R’ Us-Delaware, Inc., Incremental Term Loan B2, 5.250%, 5/25/2018(b)	3,003,435

		44,490,387

	Supermarkets — 0.5%
7,116,889	Supervalu, Inc., Refi Term Loan B, 5.000%, 3/21/2019(b)	7,145,783

	Technology — 10.0%
8,703,078	Alcatel-Lucent USA, Inc., USD Term Loan C, 5.750%, 1/30/2019(b)	8,773,834
7,484,395	Blackboard, Inc., Term Loan B3, 4.750%, 10/04/2018(b)	7,537,385
4,450,000	Blue Coat Systems, Inc., 2nd Lien Term Loan, 9.500%, 6/26/2020(b)	4,516,750
4,010,000	BMC Software Finance, Inc., Term Loan, 5.000%, 9/10/2020(b)	4,043,965
8,010,000	BMC Software Finance, Inc., USD Term Loan, 5.000%, 9/10/2020(b)	8,050,050
276,210	Consona Holdings, Inc., Term Loan B, 7.250%, 8/06/2018(b)	276,900
1,770,105	DataPipe, Inc., 1st Lien Term Loan, 5.750%, 3/15/2019(b)	1,781,168
2,000,000	DataPipe, Inc., 2nd Lien Term Loan, 9.250%, 9/16/2019(b)	2,030,000
1,339,908	Dell, Inc., USD Term Loan B, 4/29/2020(d)	1,325,906
10,132,000	Dell, Inc., USD Term Loan B, 4.500%, 4/29/2020(b)	10,026,121
1,451,848	Deltek, Inc., 1st Lien Term Loan, 5.000%, 10/10/2018(b)	1,455,115
6,145,000	Deltek, Inc., 2nd Lien Term Loan, 10.000%, 10/10/2019(b)	6,206,450
7,514,000	EIG Investors Corp., 2013 Term Loan, 11/09/2019(d)	7,551,570
5,872,000	Epiq Systems, Inc., Term Loan B, 4.750%, 8/27/2020(b)	5,846,339
7,604,301	Freescale Semiconductor, Inc., Term Loan B4, 5.000%, 2/28/2020(b)	7,682,702
3,828,000	Help/Systems LLC, USD Term Loan B, 5.500%, 6/29/2020(b)	3,818,430
7,616,090	Infor (US), Inc., USD Term Loan B2, 5.250%, 4/05/2018(b)	7,648,763
8,806,000	Internap Network Services Corporation, Term Loan, 5.000%, 11/26/2019(b)	8,761,970
683,833	NXP B.V., Term Loan C, 4.750%, 1/11/2020(b)	684,345
6,354,000	Oberthur Technologies Holding SAS, New USD Term Loan B, 5.750%, 10/18/2019(b)	6,405,658
206,325	Openlink International Intermediate, Inc., Initial Term Loan, 7.750%, 10/30/2017(b)	206,583
1,363,000	P2 Upstream Acquisition Co., 1st Lien Term Loan, 5.000%, 10/30/2020(b)	1,369,815
3,900,000	Rocket Software, Inc., 2nd Lien Term Loan, 10.250%, 2/08/2019(b)	3,906,513
29,069	Rocket Software, Inc., New Term Loan, 5.750%, 2/08/2018(b)	29,039
381,175	Shield Finance Co. S.A.R.L., New Term Loan B, 6.500%, 5/10/2019(b)	381,175
470,462	Sirius Computer Solutions, Inc., Term Loan B, 7.000%, 11/30/2018(b)	476,342
1,707,925	SumTotal Systems LLC, 1st Lien Term Loan, 11/16/2018(d)	1,680,171
4,389,203	SumTotal Systems LLC, 1st Lien Term Loan, 6.281%, 11/16/2018(c)	4,317,878
1,500,000	SumTotal Systems LLC, 2nd Lien Term Loan, 10.250%, 5/16/2019(b)	1,470,000
4,077,498	SurveyMonkey.com LLC, Term Loan B, 5.500%, 2/05/2019(b)	4,123,369
5,276,720	Telx Group, Inc., Term Loan B, 5.250%, 9/26/2017(b)	5,303,104
875,000	Vision Solutions, Inc., 2nd Lien Term Loan, 9.500%, 7/23/2017(b)	879,375
8,650,000	Websense, Inc., 2nd Lien Term Loan, 8.250%, 12/24/2020(b)	8,639,187

		137,205,972

	Transportation Services — 0.9%
2,154,000	Drew Marine Partners LP, 1st Lien Term Loan, 11/19/2020(d)	2,167,463
277,510	FleetPride Corporation, 1st Lien Term Loan, 11/19/2019(d)	271,960

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Transportation Services — continued
$6,856,252	FleetPride Corporation, 1st Lien Term Loan, 5.250%, 11/19/2019(b)	$6,719,127
2,520,000	Omnitracs, Inc., 1st Lien Term Loan, 11/25/2020(d)	2,520,000
579,500	Road Infrastructure Investment LLC, Term Loan B, 6.250%, 3/30/2018(b)	582,038
353,868	Wabash National Corporation, Term Loan B, 4.500%, 5/02/2019(b)	355,195

		12,615,783

	Utility Other — 0.2%
1,871,128	Sensus USA, Inc., 1st Lien Term Loan, 4.750%, 5/09/2017(b)	1,878,145
700,000	Sensus USA, Inc., 2nd Lien Term Loan, 8.500%, 5/09/2018(b)	697,081

		2,575,226

	Wireless — 1.0%
10,518,207	Asurion LLC, New Term Loan B1, 4.500%, 5/24/2019(b)	10,510,949
3,795,000	Triple Point Technology, Inc., 1st Lien Term Loan, 5.250%, 7/10/2020(b)	3,377,550

		13,888,499

	Wirelines — 3.3%
2,306,570	Consolidated Communications, Inc., Term Loan B3, 5.250%, 12/31/2018(b)	2,318,795
15,158,728	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	15,522,537
579,620	Fibertech Networks LLC, New Term Loan B, 4.500%, 12/18/2019(b)	582,762
4,998,133	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 6/06/2019(b)	5,006,480
1,784,035	Integra Telecom, Inc., 1st Lien Term Loan, 5.250%, 2/22/2019(b)	1,801,322
4,733,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(b)	4,849,337
1,425,428	Light Tower Fiber LLC, 1st Lien Term Loan, 4.500%, 4/13/2020(b)	1,426,026
6,313,000	Light Tower Fiber LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(b)	6,320,891
476,875	MegaPath Group, Inc., Term Loan B, 10.500%, 12/20/2017(b)	405,344
7,363,525	U.S. Telepacific Corporation, New Term Loan B, 5.750%, 2/23/2017(b)	7,352,774

		45,586,268

	Total Senior Loans (Identified Cost $1,178,710,997)	1,180,441,113

Bonds and Notes — 9.2%
	Aerospace & Defense — 0.3%
4,000,000	Ducommun, Inc., 9.750%, 7/15/2018	4,460,000

	Building Materials — 0.5%
5,000,000	Building Materials Holding Corp., 9.000%, 9/15/2018, 144A	5,262,500
1,660,000	Ply Gem Industries, Inc., 9.375%, 4/15/2017	1,801,100

		7,063,600

	Chemicals — 1.6%
7,000,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	7,271,250
7,510,000	INEOS Group Holdings S.A., 6.125%, 8/15/2018, 144A	7,556,937
6,000,000	Perstorp Holding AB, 11.000%, 8/15/2017, 144A	6,390,000

		21,218,187

	Consumer Cyclical Services — 0.2%
2,850,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	2,750,250

	Consumer Products — 0.2%
3,100,000	Visant Corp., 10.000%, 10/01/2017	2,898,500

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — 0.2%
$3,000,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.000%, 10/01/2021	$3,300,000

	Gaming — 0.6%
4,995,000	Marina District Finance Co., Inc., 9.500%, 10/15/2015	5,244,750
2,500,000	Peninsula Gaming LLC/Peninsula Gaming Corp., 8.375%, 2/15/2018, 144A	2,718,750

		7,963,500

	Healthcare — 0.3%
4,000,000	Emdeon, Inc., 11.000%, 12/31/2019	4,620,000

	Home Construction — 0.6%
6,800,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	7,293,000
1,000,000	K. Hovnanian Enterprises, Inc., 8.625%, 1/15/2017	1,102,500

		8,395,500

	Independent Energy — 0.3%
2,225,000	Rex Energy Corp., 8.875%, 12/01/2020	2,430,813
2,000,000	Sanchez Energy Corp., 7.750%, 6/15/2021, 144A	2,045,000

		4,475,813

	Industrial Other — 0.5%
6,475,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	6,394,063

	Media Cable — 0.2%
2,000,000	WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.250%, 7/15/2019	2,225,000

	Media Non-Cable — 0.2%
2,000,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018, 144A	2,095,000

	Metals & Mining — 1.9%
2,000,000	APERAM, 7.375%, 4/01/2016, 144A	2,070,040
2,000,000	APERAM, 7.750%, 4/01/2018, 144A	2,065,000
220,000	Arch Coal, Inc., 8.750%, 8/01/2016	225,500
6,000,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	5,640,000
4,500,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	4,376,250
4,000,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	3,100,000
5,100,000	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/2018, 144A	5,278,500
3,000,000	Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.000%, 10/15/2017	3,157,500

		25,912,790

	Non-Captive Diversified — 0.5%
2,000,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	2,120,000
4,760,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	4,760,000

		6,880,000

	Packaging — 0.2%
2,418,000	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Issuer, Inc., 5.625%, 12/15/2016, 144A	2,478,450

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Property & Casualty Insurance — 0.0%
$300,000	White Mountains Re Group Ltd., (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 144A(e)	$307,354

	Wireless — 0.6%
2,500,000	NII Capital Corp., 10.000%, 8/15/2016	1,300,000
6,100,000	Wind Acquisition Finance S.A., 11.750%, 7/15/2017, 144A	6,481,250

		7,781,250

	Wirelines — 0.3%
4,000,000	Zayo Group LLC/Zayo Capital, Inc., 10.125%, 7/01/2020	4,620,000

	Total Bonds and Notes (Identified Cost $125,334,748)	125,839,257

Short-Term Investments — 8.7%
6,366,367	Repurchase Agreement with State Street Bank and Trust Company, dated 11/29/2013 at 0.000%, to be repurchased at $6,366,367 on 12/02/2013 collateralized by $7,020,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $6,495,676 including accrued interest (Note 2 of Notes to Financial Statements)	6,366,367
113,837,013	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/29/2013 at 0.000% to be repurchased at $113,837,013 on 12/02/2013 collateralized by $70,960,000 U.S. Treasury Bill, due 7/24/2014 valued at $70,960,000; $45,145,000 U.S. Treasury Note, 0.250% due 9/15/2015 valued at $45,154,255 including accrued interest (Note 2 of Notes to Financial Statements)	113,837,013

	Total Short-Term Investments (Identified Cost $120,203,380)	120,203,380

	Total Investments — 103.9% (Identified Cost $1,424,249,125)(a)	1,426,483,750
	Other assets less liabilities — (3.9)%	(53,766,059)

	Net Assets — 100.0%	$1,372,717,691

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2013, the net unrealized appreciation on investments based on a cost of $1,425,215,493 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$8,889,505
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,621,248)

	Net unrealized appreciation	$1,268,257

(b)	Variable rate security. Rate as of November 30, 2013 is disclosed.
(c)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2013.
(d)	Position is unsettled. Contract rate was not determined at November 30, 2013 and does not take effect until settlement date.
(e)	Perpetual bond with no specified maturity date.

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of November 30, 2013

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the value of Rule 144A holdings amounted to $69,019,094 or 5.0% of net assets.
REITs	Real Estate Investment Trusts

Industry Summary at November 30, 2013 (Unaudited)

Technology	10.0%
Industrial Other	9.0
Healthcare	7.2
Media Non-Cable	5.8
Chemicals	5.3
Consumer Cyclical Services	4.9
Metals & Mining	4.7
Food & Beverage	4.2
Wirelines	3.6
Consumer Products	3.4
Financial Other	3.3
Retailers	3.2
Building Materials	3.1
Property & Casualty Insurance	2.9
Pharmaceuticals	2.6
Automotive	2.3
Other Investments, less than 2% each	19.7
Short-Term Investments	8.7

Total Investments	103.9
Other assets less liabilities	(3.9)

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of November 30, 2013

Vaughan Nelson Select Fund

Shares	Description	Value (†)
Common Stocks — 96.6% of Net Assets
	Aerospace & Defense — 6.7%
13,175	Honeywell International, Inc.	$1,166,119
1,900	Precision Castparts Corp.	491,055

		1,657,174

	Capital Markets — 1.9%
14,125	SEI Investments Co.	474,318

	Chemicals — 3.1%
6,000	Praxair, Inc.	757,560

	Commercial Banks — 3.6%
17,700	CIT Group, Inc.	893,496

	Consumer Finance — 3.1%
10,850	Capital One Financial Corp.	777,186

	Containers & Packaging — 3.6%
17,800	Ball Corp.	889,644

	Diversified Financial Services — 5.5%
10,350	CME Group, Inc., Class A	848,182
7,000	Moody’s Corp.	522,410

		1,370,592

	Energy Equipment & Services — 4.2%
11,875	Schlumberger Ltd.	1,049,987

	Food & Staples Retailing — 4.8%
20,100	Walgreen Co.	1,189,920

	Health Care Providers & Services — 5.4%
17,975	UnitedHealth Group, Inc.	1,338,778

	Household Durables — 3.7%
11,325	Harman International Industries, Inc.	917,778

	Insurance — 3.2%
15,950	American International Group, Inc.	793,512

	Internet Software & Services — 10.1%
27,850	eBay, Inc.(b)	1,406,982
1,025	Google, Inc., Class A(b)	1,086,080

		2,493,062

	IT Services — 3.9%
1,275	MasterCard, Inc., Class A	970,033

	Machinery — 5.0%
9,375	Cummins, Inc.	1,240,875

	Oil, Gas & Consumable Fuels — 5.9%
10,075	Oasis Petroleum, Inc.(b)	464,760
14,500	Phillips 66	1,009,345

		1,474,105

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of November 30, 2013

Vaughan Nelson Select Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — 4.6%
10,475	Valeant Pharmaceuticals International, Inc.(b)	$1,148,374

	Road & Rail — 4.2%
42,475	Hertz Global Holdings, Inc.(b)	1,030,443

	Semiconductors & Semiconductor Equipment — 1.9%
10,650	Avago Technologies Ltd.	476,375

	Software — 8.1%
21,050	Microsoft Corp.	802,637
53,225	Symantec Corp.	1,197,030

		1,999,667

	Textiles, Apparel & Luxury Goods — 3.4%
6,650	Fossil Group, Inc.(b)	846,345

	Trading Companies & Distributors — 0.7%
1,775	DXP Enterprises, Inc.(b)	173,915

	Total Common Stocks (Identified Cost $20,990,285)	23,963,139

Principal Amount
Short-Term Investments — 2.5%
$611,824	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/29/2013 at 0.000% to be repurchased at $611,824 on 12/02/2013 collateralized by $675,000 Federal National Mortgage Association, 2.220% due 12/27/2022 valued at $624,375 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $611,824)	611,824

	Total Investments — 99.1% (Identified Cost $21,602,109)(a)	24,574,963
	Other assets less liabilities — 0.9%	222,753

	Net Assets — 100.0%	$24,797,716

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2013, the net unrealized appreciation on investments based on a cost of $21,640,180 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,003,777
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(68,994)

	Net unrealized appreciation	$2,934,783

(b)	Non-income producing security.

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of November 30, 2013

Vaughan Nelson Select Fund – (continued)

Industry Summary at November 30, 2013 (Unaudited)

Internet Software & Services	10.1%
Software	8.1
Aerospace & Defense	6.7
Oil, Gas & Consumable Fuels	5.9
Diversified Financial Services	5.5
Health Care Providers & Services	5.4
Machinery	5.0
Food & Staples Retailing	4.8
Pharmaceuticals	4.6
Energy Equipment & Services	4.2
Road & Rail	4.2
IT Services	3.9
Household Durables	3.7
Commercial Banks	3.6
Containers & Packaging	3.6
Textiles, Apparel & Luxury Goods	3.4
Insurance	3.2
Consumer Finance	3.1
Chemicals	3.1
Other Investments, less than 2% each	4.5
Short-Term Investments	2.5

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Statements of Assets and Liabilities

November 30, 2013

	Gateway International Fund	Loomis Sayles Capital Income Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
ASSETS
Investments at cost	$27,994,320	$21,110,584	$1,424,249,125	$21,602,109
Net unrealized appreciation	5,238,185	4,029,930	2,234,625	2,972,854

Investments at value	33,232,505	25,140,514	1,426,483,750	24,574,963
Foreign currency at value (identified cost $23,618, $0, $0 and $0)	23,548	—	—	—
Receivable for Fund shares sold	54,784	150	22,106,061	263,955
Receivable for securities sold	—	27,173	43,675,085	—
Dividends and interest receivable	81,778	134,460	10,962,567	41,178
Tax reclaims receivable	28,034	2,385	—	—

TOTAL ASSETS	33,420,649	25,304,682	1,503,227,463	24,880,096

LIABILITIES
Options written, at value (premiums received $572,067, $2,916, $0 and $0) (Note 2)	586,643	2,845	—	—
Payable for securities purchased	—	61,153	127,342,555	—
Payable for Fund shares redeemed	—	—	1,065,725	—
Management fees payable (Note 6)	7,796	8,579	746,623	8,212
Deferred Trustees’ fees (Note 6)	14,990	15,520	26,350	12,082
Administrative fees payable (Note 6)	1,230	918	47,173	861
Payable to distributor (Note 6d)	81	68	5,702	33
Other accounts payable and accrued expenses	100,893	60,333	1,275,644	61,192

TOTAL LIABILITIES	711,633	149,416	130,509,772	82,380

NET ASSETS	$32,709,016	$25,155,266	$1,372,717,691	$24,797,716

NET ASSETS CONSIST OF:
Paid-in capital	$31,907,721	$19,516,379	$1,372,805,883	$19,318,907
Undistributed net investment income	463,056	93,450	674,221	21,434
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	(4,885,094)	1,515,444	(2,997,038)	2,484,521
Net unrealized appreciation on investments, options written and foreign currency translations	5,223,333	4,029,993	2,234,625	2,972,854

NET ASSETS	$32,709,016	$25,155,266	$1,372,717,691	$24,797,716

See accompanying notes to financial statements.

51  |

Statements of Assets and Liabilities (continued)

November 30, 2013

	Gateway International Fund	Loomis Sayles Capital Income Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$9,276,126	$5,977,945	$421,127,315	$9,468,254

Shares of beneficial interest	926,490	464,439	39,880,173	665,905

Net asset value and redemption price per share	$10.01	$12.87	$10.56	$14.22

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.62	$13.66	$10.94	$15.09

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$4,935,465	$5,260,274	$190,618,144	$1,118,004

Shares of beneficial interest	498,016	410,579	18,095,673	79,432

Net asset value and offering price per share	$9.91	$12.81	$10.53	$14.07

Class Y shares:
Net assets	$18,497,425	$13,917,047	$760,972,232	$14,211,458

Shares of beneficial interest	1,841,796	1,080,492	72,034,211	997,731

Net asset value, offering and redemption price per share	$10.04	$12.88	$10.56	$14.24

See accompanying notes to financial statements.

|  52

Statements of Operations

For the Year Ended November 30, 2013

	Gateway International Fund	Loomis Sayles Capital Income Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
INVESTMENT INCOME
Interest	$38	$283,308	$46,457,529	$46
Dividends	991,995	598,451	—	250,850	(a)
Less net foreign taxes withheld	(71,766)	(4,756)	—	—

	920,267	877,003	46,457,529	250,896

Expenses
Management fees (Note 6)	226,027	134,355	4,353,570	144,313
Service and distribution fees (Note 6)	37,608	23,675	1,608,506	13,827
Administrative fees (Note 6)	13,316	9,894	320,435	7,499
Trustees’ fees and expenses (Note 6)	18,809	18,780	34,060	18,165
Transfer agent fees and expenses (Note 6)	10,735	7,638	463,154	3,732
Audit and tax services fees	49,669	48,095	79,125	47,860
Custodian fees and expenses	88,963	18,268	238,173	18,297
Legal fees	2,492	298	22,047	214
Registration fees	77,996	46,129	287,202	49,001
Security pricing fees	53,400	—	—	—
Shareholder reporting expenses	6,445	2,989	80,356	3,252
Miscellaneous expenses	30,944	10,692	187,197	9,314

Total expenses	616,404	320,813	7,673,825	315,474
Fee/expense recovery (Note 6)	—	—	103,319	—
Less waiver and/or expense reimbursement (Note 6)	(247,225)	(84,387)	—	(105,990)

Net expenses	369,179	236,426	7,777,144	209,484

Net investment income	551,088	640,577	38,680,385	41,412

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	716,538	1,472,732	(668,614)	2,568,945
Options written	(4,598,696)	24,557	—	10,575
Foreign currency transactions	(49,312)	(101)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	4,099,022	3,189,024	1,120,957	2,884,801
Options written	300,764	25	—	—
Foreign currency translations	(190)	(10)	—	—

Net realized and unrealized gain on investments, options written and foreign currency transactions	468,126	4,686,227	452,343	5,464,321

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,019,214	$5,326,804	$39,132,728	$5,505,733

(a)	Includes a non-recurring dividend of $28,343.

See accompanying notes to financial statements.

53  |

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|  54

Statements of Changes in Net Assets

	Gateway International Fund		Loomis Sayles Capital Income Fund
	Year Ended November 30, 2013	Period Ended November 30, 2012(a)	Year Ended November 30, 2013	Period Ended November 30, 2012(a)
FROM OPERATIONS:
Net investment income	$551,088	$407,225	$640,577	$450,949
Net realized gain (loss) on investments, options written and foreign currency transactions	(3,931,470)	(916,160)	1,497,188	23,020
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	4,399,596	823,737	3,189,039	840,954

Net increase in net assets resulting from operations	1,019,214	314,802	5,326,804	1,314,923

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(108,375)	—	(113,164)	(33,392)
Class C	(7,312)	—	(21,251)	(655)
Class Y	(434,389)	—	(534,440)	(271,773)
Net realized capital gains
Class A	—	—	(5,207)	—
Class C	—	—	(154)	—
Class Y	—	—	(33,113)	—

Total distributions	(550,076)	—	(707,329)	(305,820)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	5,079,814	26,845,262	838,563	18,688,125

Net increase in net assets	5,548,952	27,160,064	5,458,038	19,697,228
NET ASSETS
Beginning of the year	27,160,064	—	19,697,228	—

End of the year	$32,709,016	$27,160,064	$25,155,266	$19,697,228

UNDISTRIBUTED NET INVESTMENT INCOME	$463,056	$526,288	$93,450	$147,370

(a)	From commencement of operations on March 30, 2012 through November 30, 2012.

See accompanying notes to financial statements.

55  |

Statements of Changes in Net Assets (continued)

	Loomis Sayles Senior Floating Rate and Fixed Income Fund		Vaughan Nelson Select Fund
	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2013	Period Ended November 30, 2012(b)
FROM OPERATIONS:
Net investment income (loss)	$38,680,385	$4,574,944	$41,412	$(3,530)
Net realized gain (loss) on investments and options written	(668,614)	829,435	2,579,520	168,996
Net change in unrealized appreciation (depreciation) on investments	1,120,957	1,083,149	2,884,801	88,053

Net increase in net assets resulting from operations	39,132,728	6,487,528	5,505,733	253,519

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(13,740,965)	(889,553)	—	—
Class C	(4,935,510)	(248,770)	—	—
Class Y	(22,397,382)	(2,591,476)	(22,881)	—
Net realized capital gains
Class A	(526,071)	(454)	(23,743)	—
Class C	(134,855)	(31)	(3,873)	—
Class Y	(272,651)	(73,417)	(236,379)	—

Total distributions	(42,007,434)	(3,803,701)	(286,876)	—

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	1,225,901,010	106,119,381	11,883,129	7,442,211

Net increase in net assets	1,223,026,304	108,803,208	17,101,986	7,695,730
NET ASSETS
Beginning of the year	149,691,387	40,888,179	7,695,730	—

End of the year	$1,372,717,691	$149,691,387	$24,797,716	$7,695,730

UNDISTRIBUTED NET INVESTMENT INCOME	$674,221	$878,372	$21,434	$3,398

(b)	From commencement of operations on June 29, 2012 through November 30, 2012.

See accompanying notes to financial statements.

|  56

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
GATEWAY INTERNATIONAL FUND
Class A
11/30/2013	$9.92	$0.17		$0.11	$0.28	$(0.19)	$—	$(0.19)
11/30/2012(f)	10.00	0.09		(0.17)	(0.08)	—	—	—
Class C
11/30/2013	9.88	0.08		0.13	0.21	(0.18)	—	(0.18)
11/30/2012(f)	10.00	0.05		(0.17)	(0.12)	—	—	—
Class Y
11/30/2013	9.94	0.19		0.11	0.30	(0.20)	—	(0.20)
11/30/2012(f)	10.00	0.18		(0.24)	(0.06)	—	—	—
LOOMIS SAYLES CAPITAL INCOME FUND
Class A
11/30/2013	$10.43	$0.32		$2.47	$2.79	$(0.33)	$(0.02)	$(0.35)
11/30/2012(f)	10.00	0.25	(g)	0.34	0.59	(0.16)	—	(0.16)
Class C
11/30/2013	10.42	0.25		2.45	2.70	(0.29)	(0.02)	(0.31)
11/30/2012(f)	10.00	0.20	(g)	0.34	0.54	(0.12)	—	(0.12)
Class Y
11/30/2013	10.44	0.35		2.47	2.82	(0.36)	(0.02)	(0.38)
11/30/2012(f)	10.00	0.26	(g)	0.35	0.61	(0.17)	—	(0.17)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	From commencement of operations on March 30, 2012 through November 30, 2012.
(g)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.23, $0.17 and $0.23 for Class A, Class C and Class Y shares, respectively, total return would have been 5.71%, 5.14% and 5.89% for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income to average net assets would have been 3.31%, 2.53% and 3.45% for Class A, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

57  |

				Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)		Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (e)	Net investment income (%) (e)		Portfolio turnover rate (%)

$10.01	2.85		$9,276	1.35	2.17	1.72		29
9.92	(0.80)		5,632	1.35	2.36	1.37		20

9.91	2.13		4,935	2.10	2.78	0.85		29
9.88	(1.20)		241	2.10	3.13	0.73		20

10.04	3.08		18,497	1.10	1.93	1.96		29
9.94	(0.60)		21,287	1.10	2.36	2.76		20

$12.87	27.35		$5,978	1.20	1.55	2.70		45
10.43	6.01	(g)	2,691	1.20	1.74	3.67	(g)	14

12.81	26.40		5,260	1.95	2.21	2.03		45
10.42	5.44	(g)	61	1.95	2.53	3.01	(g)	14

12.88	27.63		13,917	0.95	1.34	2.97		45
10.44	6.19	(g)	16,945	0.95	1.53	3.88	(g)	14

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND
Class A
11/30/2013	$10.56	$0.56		$0.10	$0.66	$(0.60)	$(0.06)	$(0.66)
11/30/2012	10.02	0.68		0.49	1.17	(0.61)	(0.02)	(0.63)
11/30/2011(h)	9.83	0.12		0.17	0.29	(0.10)	—	(0.10)
Class C
11/30/2013	10.54	0.48		0.10	0.58	(0.53)	(0.06)	(0.59)
11/30/2012	10.02	0.60		0.49	1.09	(0.55)	(0.02)	(0.57)
11/30/2011(h)	9.83	0.09		0.19	0.28	(0.09)	—	(0.09)
Class Y
11/30/2013	10.57	0.59		0.09	0.68	(0.63)	(0.06)	(0.69)
11/30/2012	10.02	0.79		0.41	1.20	(0.63)	(0.02)	(0.65)
11/30/2011(i)	10.00	0.11		0.02	0.13	(0.11)	—	(0.11)
VAUGHAN NELSON SELECT FUND
Class A
11/30/2013	$10.50	$0.01	(l)	$3.94	$3.95	$—	$(0.23)	$(0.23)
11/30/2012(m)	10.00	(0.00)		0.50	0.50	—	—	—
Class C
11/30/2013	10.47	(0.08	)(l)	3.91	3.83	—	(0.23)	(0.23)
11/30/2012(m)	10.00	(0.03)		0.50	0.47	—	—	—
Class Y
11/30/2013	10.51	0.04	(l)	3.94	3.98	(0.02)	(0.23)	(0.25)
11/30/2012(m)	10.00	(0.00)		0.51	0.51	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.01%, 0.01% and 0.02% for Class A, C and Y, respectively.
(h)	From commencement of Class operations on September 30, 2011 through November 30, 2011.
(i)	From commencement of operations on September 16, 2011 through November 30, 2011.
(j)	For the period September 30, 2011 (the date Class Y shares were first registered under the Securities Act of 1933) through November 30, 2011, the total return for Class Y shares was 3.04%.

See accompanying notes to financial statements.

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				Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$10.56	6.43		$421,127	1.10	(g)	1.10	(g)	5.30		82
10.56	12.02		80,141	1.10		1.48		6.46		90
10.02	3.00		252	1.10		7.66		7.00		17

10.53	5.70		190,618	1.85	(g)	1.85	(g)	4.56		82
10.54	11.18		22,655	1.85		2.26		5.75		90
10.02	2.87		1	1.85		5.00		5.50		17

10.56	6.68		760,972	0.85	(g)	0.85	(g)	5.55		82
10.57	12.33		46,895	0.85		1.37		7.57		90
10.02	1.29	(j)	40,636	1.01	(k)	3.60		5.17		17

$14.22	38.44	(l)	$9,468	1.40		1.96		0.05	(l)	112
10.50	5.00		777	1.40		3.36		(0.11)		72

14.07	37.38	(l)	1,118	2.15		2.76		(0.62	)(l)	112
10.47	4.70		159	2.15		4.48		(0.78)		72

14.24	38.80	(l)	14,211	1.15		1.80		0.33	(l)	112
10.51	5.10		6,759	1.15		3.46		(0.10)		72

(k)	Prior to September 30, 2011, there was no expense limitation agreement in place for Class Y.
(l)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $(0.01), $(0.09) and $0.02 for Class A, Class C and Class Y shares, respectively, total return would have been 38.24%, 37.28% and 38.61% for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been (0.07)%, (0.75)% and 0.15% for Class A, Class C and Class Y shares, respectively.
(m)	From commencement of operations on June 29, 2012 through November 30, 2012.

See accompanying notes to financial statements.

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Notes to Financial Statements

November 30, 2013

1.  Organization.  Gateway Trust and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway International Fund

Natixis Funds Trust II:

Loomis Sayles Capital Income Fund (the “Capital Income Fund”)

Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Senior Floating Rate and Fixed Income Fund”)

Vaughan Nelson Select Fund (the “Select Fund”)

Capital Income Fund and Gateway International Fund are each a diversified investment company, while Senior Floating Rate and Fixed Income Fund and Select Fund are each a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Gateway International Fund, Capital Income Fund and Select Fund and 3.50% for Senior Floating Rate and Fixed Income Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

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Notes to Financial Statements (continued)

November 30, 2013

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service, recommended by the investment adviser or subadviser and approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. International index options traded on foreign exchanges are valued at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations. Over-the-counter (“OTC”) options on exchange-traded funds (“ETFs”) are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. OTC international index options are valued at the most recent settlement prices supplied by independent pricing service. Other OTC options contracts (including options on ETFs and international index options not priced through an independent pricing service) are valued based on prices

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Notes to Financial Statements (continued)

November 30, 2013

obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. Additionally, Gateway International Fund may hold index options traded in foreign markets. If events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities or options, such securities or options are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities or options, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of November 30, 2013, approximately 96% of the market value of Gateway International Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due

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Notes to Financial Statements (continued)

November 30, 2013

to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

e.  Federal and Foreign Income Taxes.  The Trusts treat each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

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Notes to Financial Statements (continued)

November 30, 2013

companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of November 30, 2013 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, foreign currency gains and losses, paydown gains and losses, return of capital, capital gain distributions received, partnership basis adjustments, deferred Trustees’ fees and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, passive foreign investment company adjustments, premium amortization, contingent payment debt instruments and futures contract mark to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

November 30, 2013

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the periods ended November 30, 2013 and 2012 were as follows:

	2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Gateway International Fund	$550,076	$—	$550,076
Capital Income Fund	698,276	9,053	707,329
Senior Floating Rate and Fixed Income Fund	42,007,434	—	42,007,434
Select Fund	286,876	—	286,876

	2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Capital Income Fund	$305,820	$—	$305,820
Senior Floating Rate and Fixed Income Fund	3,803,701	—	3,803,701

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Gateway International Fund	Capital Income Fund	Senior Floating Rate and Fixed Income Fund	Select Fund
Undistributed ordinary income	$481,636	$866,675	$701,074	$2,242,773
Undistributed long-term capital gains	—	780,884	—	313,335

Total undistributed earnings	481,636	1,647,559	701,074	2,556,108

Capital loss carryforward:
Short-term:
No expiration date	(4,990,857)	—	(1,856,583)	—
Long-term:
No expiration date	—	—	(174,087)	—

Total capital loss carryforward	(4,990,857)	—	(2,030,670)	—
Unrealized appreciation	5,325,506	4,006,848	1,268,257	2,934,783

Total accumulated earnings (losses)	$816,285	$5,654,407	$(61,339)	$5,490,891

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Notes to Financial Statements (continued)

November 30, 2013

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

i.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management has evaluated the impact of the adoption of ASU 2011-11 and will incorporate the new disclosures required in the May 31, 2014 report, where applicable.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

November 30, 2013

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2013, at value:

Gateway International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Euro Zone	$84,562	$9,609,439	$—	$9,694,001
All Other Common Stocks(a)	—	22,376,653	—	22,376,653

Total Common Stocks	84,562	31,986,092	—	32,070,654

Purchased Options(a)	65,708	—	—	65,708
Short-Term Investments	—	1,096,143	—	1,096,143

Total	$150,270	$33,082,235	$—	$33,232,505

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(586,643)	$—	$(586,643)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2013, there were no transfers among Levels 1, 2 and 3.

Capital Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$20,210,873	$—	$—	$20,210,873
Bonds and Notes(a)	—	4,021,350	—	4,021,350
Preferred Stocks(a)	185,768	—	—	185,768
Short-Term Investments	—	722,523	—	722,523

Total	$20,396,641	$4,743,873	$—	$25,140,514

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(2,845)	$—	$—	$(2,845)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2013, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

November 30, 2013

Senior Floating Rate and Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Senior Loans
Restaurants	$—	$8,259,264	$6,580,930	$14,840,194
All Other Senior Loans(a)		1,165,600,919	—	1,165,600,919

Total Senior Loans	—	1,173,860,183	6,580,930	1,180,441,113

Bonds and Notes(a)	—	125,839,257	—	125,839,257
Short-Term Investments	—	120,203,380	—	120,203,380

Total	$—	$1,419,902,820	$6,580,930	$1,426,483,750

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2013, there were no transfers among Levels 1, 2 and 3.

Select Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$23,963,139	$—	$—	$23,963,139
Short-Term Investments	—	611,824	—	611,824

Total	$23,963,139	$611,824	$—	$24,574,963

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2013, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

November 30, 2013

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of November 30, 2012 and/or November 30, 2013:

Senior Floating Rate and Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Senior Loans
Restaurants	$—	$—	$—	$(15,548)	$6,596,478

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at November 30, 2013
Senior Loans
Restaurants	$—	$—	$—	$6,580,930	$(15,548)

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Gateway International Fund, Capital Income Fund and Select Fund used during the period include option contracts.

Gateway International Fund seeks to capture the majority of the returns associated with international developed market equity investments, while exposing investors to less risk than such investments generally. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks of non-U.S. companies, including, but not limited to, Australia, the United Kingdom, the Euro Zone, Hong Kong, Japan and Switzerland, while also writing call options and buying put options on one or more non-U.S. equity indices, including options on ETFs that seek to replicate the performance of such indices. Writing call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. Buying put options can protect the Fund from a significant market decline that may occur over a short period of time. The value of a put option generally increases as stock prices (and the value of the index or ETF) decrease and decreases as those stocks (and the index or ETF) increase in price. The Fund typically sells call options and buys put options on

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Notes to Financial Statements (continued)

November 30, 2013

market indices or index-tracking ETFs that represent a significant portion of the capitalization in each of the markets in international developed equity markets. The combination of the diversified stock portfolio, the steady cash flow from writing call options and the downside protection from purchased put options is intended to provide the Fund with the majority of the returns associated with international developed equity market investments while exposing investors to less risk than other such investments. During the year ended November 30, 2013, the Fund used written call options and purchased put options in accordance with this objective.

Capital Income Fund and Select Fund are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Funds may use purchased put options and written call options to hedge against a decline in value of an equity security that they own and may use written put options to offset the cost of options used for hedging purposes. The Funds may also use purchased call options, written call options and written put options for investment purposes. During the year ended November 30, 2013, the Capital Income Fund engaged in written call option transactions for hedging purposes and written put and purchased call option transactions for investment purposes. During the year ended November 30, 2013, the Select Fund engaged in written put and call options transactions for investment purposes.

The following is a summary of derivative instruments for Gateway International Fund as of November 30, 2013, as reflected within the Statement of Assets and Liabilities:

Assets	Investments at value[1]
Exchange traded/cleared asset derivatives
Equity contracts	$65,708

Liabilities	Options written at value
Over-the-counter liability derivatives
Equity contracts	$(586,643)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for Gateway International Fund during the year ended November 30, 2013, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$(783,034)	$(4,598,696)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$10,584	$300,764

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

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Notes to Financial Statements (continued)

November 30, 2013

The following is a summary of derivative instruments for Capital Income Fund as of November 30, 2013, as reflected within the Statement of Assets and Liabilities:

Liabilities	Options written at value
Exchange traded/cleared liability derivatives
Equity contracts	$(2,845)

Transactions in derivative instruments for Capital Income Fund during the year ended November 30, 2013, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$(2,903)	$24,557

Net Change in Unrealized Appreciation (Depreciation) on:		Options written
Equity contracts		$25

[2]	Represents realized loss for purchased options during the period.

Transactions in derivative instruments for Select Fund during the year ended November 30, 2013, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$10,575

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Over-the-counter derivatives, including options, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. As of November 30, 2013, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Gateway International Fund	UBS AG	$(586,643)	$8,357,363

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Notes to Financial Statements (continued)

November 30, 2013

Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The risk of loss to a Fund from counterparty default should be limited to the extent a Fund is under collateralized for over-the-counter derivatives; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings. Additionally, cash or securities held at or pledged to counterparties as collateral may be subject to bankruptcy court proceedings. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, including securities held at or pledged to counterparties as collateral that could be subject to the terms of a final settlement in a bankruptcy court proceeding, the maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, and the amount of loss that the Funds would incur after taking into account master netting arrangements are as follows as of November 30, 2013:

Fund	Maximum Amount of Loss-Gross	Maximum Amount of Loss-Net
Gateway International Fund	$8,357,363	$8,357,363

The volume of option contract activity, as a percentage of investments in common stocks, for Gateway International Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended November 30, 2013:

Gateway International Fund*	Call Options Written	Put Options Purchased
Average Notional Amount Outstanding	96.29%	98.29%
Highest Notional Amount Outstanding	99.32%	106.43%
Lowest Notional Amount Outstanding	77.69%	82.57%
Notional Amount Outstanding as of November 30, 2013	98.31%	98.31%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, for index options, or by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures, for options on ETFs.

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The volume of option contract activity, as a percentage of net assets, for Capital Income Fund and Select Fund, based on month-end market values of equity securities underlying written options, at absolute value, was as follows for the year ended November 30, 2013:

Capital Income Fund**	Call Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Securities	0.09%	0.38%	0.79%
Highest Market Value of Underlying Securities	0.54%	1.15%	1.25%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.35%
Market Value of Underlying Securities as of November 30, 2013	0.00%	0.00%	0.92%

Select Fund**	Call Options Written	Put Options Written
Average Market Value of Underlying Securities	0.71%	0.05%
Highest Market Value of Underlying Securities	10.65%	0.69%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of November 30, 2013	0.00%	0.00%

**	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

The following is a summary of the Gateway International Fund’s written option activity:

Gateway International Fund	Number of Contracts	Premiums
Outstanding at November 30, 2012	450	$659,257
Options written	12,932	7,176,292
Options terminated in closing purchase transactions	(8,609)	(7,246,109)
Options expired	(13)	(17,373)

Outstanding at November 30, 2013	4,760	$572,067

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The following is a summary of the Capital Income Fund’s written option activity:

Capital Income Fund	Number of Contracts	Premiums
Outstanding at November 30, 2012	56	$2,509
Options written	587	37,915
Options terminated in closing purchase transactions	(418)	(25,254)
Options exercised	(65)	(4,496)
Options expired	(110)	(7,758)

Outstanding at November 30, 2013	50	$2,916

The following is a summary of the Select Fund’s written option activity:

Select Fund	Number of Contracts	Premiums
Outstanding at November 30, 2012	—	$—
Options written	426	25,602
Options terminated in closing purchase transactions	(147)	(13,538)
Options exercised	(114)	(1,706)
Options expired	(165)	(10,358)

Outstanding at November 30, 2013	—	$—

5.   Purchases and Sales of Securities.  For the year ended November 30, 2013, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Gateway International Fund	$8,420,185	$8,374,289
Capital Income Fund	10,208,913	9,652,568
Senior Floating Rate and Fixed Income Fund	1,735,290,760	571,028,583
Select Fund	29,283,990	18,057,427

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway International Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.75%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis Sayles serves as investment adviser to Capital Income Fund and Senior Floating Rate and Fixed Income Fund. Under the terms of the management agreements, each Fund pays a management fee at the annual rate of 0.60%, calculated daily and payable monthly, based on Capital Income Fund’s average daily net assets and Senior Floating

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Rate and Fixed Income Fund’s daily managed assets, which include borrowings used for leverage.

NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to the Select Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.85%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

NGAM Advisors has entered into subadvisory agreement with Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). Payments to NGAM Advisors are reduced by the amount of payments to Vaughan Nelson.

Gateway Advisers, Loomis Sayles and NGAM Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until March 31, 2014 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended November 30, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Gateway International Fund	1.35%	2.10%	1.10%
Capital Income Fund	1.20%	1.95%	0.95%
Senior Floating Rate and Fixed Income Fund	1.10%	1.85%	0.85%
Select Fund	1.40%	2.15%	1.15%

Gateway Advisers, Loomis Sayles and NGAM Advisors shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

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For the year ended November 30, 2013, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Gateway International Fund	$226,027	$226,027	$—	0.75%	—
Capital Income Fund	134,355	84,387	49,968	0.60%	0.22%
Senior Floating Rate and Fixed Income Fund	4,353,570	—	4,353,570	0.60%	0.60%
Select Fund	144,313	105,990	38,323	0.85%	0.23%

[1]	Management fee waivers are subject to possible recovery until November 30, 2014.

For the year ended November 30, 2013, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Gateway International Fund	$21,198

[2]	Expense reimbursements are subject to possible recovery until November 30, 2014.

For the year ended November 30, 2013, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Senior Floating Rate and Fixed Income Fund	$103,319

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis US.

b.  Service and Distribution Fees.  NGAM Distribution has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

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Notes to Financial Statements (continued)

November 30, 2013

Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended November 30, 2013, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway International Fund	$16,864	$5,186	$15,558
Capital Income Fund	10,757	3,230	9,688
Senior Floating Rate and Fixed Income Fund	607,000	250,377	751,129
Select Fund	10,134	923	2,770

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended November 30, 2013, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway International Fund	$13,316
Capital Income Fund	9,894
Senior Floating Rate and Fixed Income Fund	320,435
Select Fund	7,499

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping,

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Notes to Financial Statements (continued)

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processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended November 30, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway International Fund	$8,794
Capital Income Fund	6,537
Senior Floating Rate and Fixed Income Fund	421,013
Select Fund	2,305

As of November 30, 2013, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway International Fund	$81
Capital Income Fund	68
Senior Floating Rate and Fixed Income Fund	5,702
Select Fund	33

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended November 30, 2013 were as follows:

Fund	Commissions
Gateway International Fund	$7,565
Capital Income Fund	13,894
Senior Floating Rate and Fixed Income Fund	578,113
Select Fund	19,246

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Notes to Financial Statements (continued)

November 30, 2013

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, the Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairperson receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at an annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

Effective January 1, 2014, the Chairperson of the Board will receive a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $130,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The

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November 30, 2013

portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  At November 30, 2013, Gateway Advisers, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Loomis Sayles Retirement Plan”) and Natixis US held shares of the Funds representing the following percentages of net assets:

Fund	Gateway Advisers	Loomis Sayles Retirement Plan	Natixis US	Percentage of Affiliated Ownership
Gateway International Fund	15.66%	—	34.69%	50.35%
Capital Income Fund	—	2.58%	17.63%	20.21%
Senior Floating Rate and Fixed Income Fund	—	0.29%	—	0.29%

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Line of Credit.  Each Fund, except the Senior Floating Rate and Fixed Income Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended November 30, 2013, none of the Funds had borrowings under this agreement.

Senior Floating Rate and Fixed Income Fund has entered into a committed, secured line of credit with the Bank of Nova Scotia (the “Bank”), under which it may borrow for investment or liquidity purposes. The commitment of the Bank to make loans to the Fund shall not exceed $200,000,000 at any one time. Interest is charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.20% per annum (0.125% per annum for dates upon which the loan balance exceeds 50% of the commitment), payable at the end of each calendar quarter, is accrued by the Fund based on the unused portion of the line of credit.

Prior to November 26, 2013, the commitment of the Bank to make loans to the Fund was not to exceed $100,000,000 at any one time and a commitment fee of 0.20% per annum

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Notes to Financial Statements (continued)

November 30, 2013

(0.125% per annum for dates upon which the loan balance exceeds 50% of the commitment), payable at the end of each calendar quarter, was accrued by the Fund based on the unused portion of the line of credit.

Prior to July 9, 2013, the commitment of the Bank to make loans to the Fund was not to exceed $35,000,000 at any one time and a commitment fee of 0.25% per annum (0.125% per annum for dates upon which the loan balance exceeds 50% of the commitment), payable at the end of each calendar quarter, was accrued by the Fund based on the unused portion of the line of credit.

For the year ended November 30, 2013, Senior Floating Rate and Fixed Income Fund had no borrowings under this agreement.

8.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments on the Statements of Operations. For the year ended November 30, 2013, amounts rebated under these agreements were as follows:

Fund	Rebates
Capital Income Fund	$490

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Senior Floating Rate and Fixed Income Fund and Select Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

The senior loans in which Senior Floating Rate and Fixed Income Fund expects to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a senior loan could lose a substantial part of its value prior to default. Senior loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus senior loans are subject to interest rate risk. Senior loans typically have less liquidity than investment grade bonds and there may be less public information available about them as compared to investment grade bonds.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the

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Funds. As of November 30, 2013, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of > 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Gateway International Fund	—	—	50.35%	50.35%
Capital Income Fund	1	25.18%	20.21%	45.39%
Senior Floating Rate and Fixed Income Fund	—	—	0.29%	0.29%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2013		Period Ended November 30, 2012*
Gateway International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	564,298	$5,537,956	743,675	$6,958,219
Issued in connection with the reinvestment of distributions	11,093	108,375	—	—
Redeemed	(216,840)	(2,112,858)	(175,736)	(1,706,996)

Net change	358,551	$3,533,473	567,939	$5,251,223

Class C
Issued from the sale of shares	479,543	$4,617,656	25,838	$247,839
Issued in connection with the reinvestment of distributions	732	7,131	—	—
Redeemed	(6,669)	(63,028)	(1,428)	(13,724)

Net change	473,606	$4,561,759	24,410	$234,115

Class Y
Issued from the sale of shares	128,900	$1,249,083	2,141,187	$21,359,924
Issued in connection with the reinvestment of distributions	44,266	432,920	—	—
Redeemed	(472,557)	(4,697,421)	—	—

Net change	(299,391)	$(3,015,418)	2,141,187	$21,359,924

Increase (decrease) from capital share transactions	532,766	$5,079,814	2,733,536	$26,845,262

*	From commencement of operations on March 30, 2012 through November 30, 2012.

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11.  Capital Shares (continued).

	Year Ended November 30, 2013		Period Ended November 30, 2012*
Capital Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	272,682	$3,248,411	256,182	$2,501,881
Issued in connection with the reinvestment of distributions	10,402	118,067	3,281	33,392
Redeemed	(76,573)	(911,223)	(1,535)	(15,003)

Net change	206,511	$2,455,255	257,928	$2,520,270

Class C
Issued from the sale of shares	451,134	$5,495,013	8,878	$88,659
Issued in connection with the reinvestment of distributions	1,731	20,499	42	415
Redeemed	(48,187)	(579,149)	(3,019)	(31,338)

Net change	404,678	$4,936,363	5,901	$57,736

Class Y
Issued from the sale of shares	232,354	$2,795,946	2,108,202	$20,894,145
Issued in connection with the reinvestment of distributions	50,897	567,193	26,964	271,510
Redeemed	(825,924)	(9,916,194)	(512,001)	(5,055,536)

Net change	(542,673)	$(6,553,055)	1,623,165	$16,110,119

Increase (decrease) from capital share transactions	68,516	$838,563	1,886,994	$18,688,125

*	From commencement of operations on March 30, 2012 through November 30, 2012.

	Year Ended November 30, 2013		Year Ended November 30, 2012
Senior Floating Rate and Fixed Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	40,971,441	$433,135,367	7,851,102	$82,521,992
Issued in connection with the reinvestment of distributions	1,193,068	12,581,894	82,627	866,967
Redeemed	(9,870,128)	(104,227,061)	(373,030)	(3,928,307)

Net change	32,294,381	$341,490,200	7,560,699	$79,460,652

Class C
Issued from the sale of shares	17,056,300	$179,991,127	2,156,428	$22,597,310
Issued in connection with the reinvestment of distributions	322,929	3,397,992	21,262	222,780
Redeemed	(1,432,233)	(15,097,113)	(29,116)	(306,126)

Net change	15,946,996	$168,292,006	2,148,574	$22,513,964

Class Y
Issued from the sale of shares	82,968,718	$878,417,765	6,914,612	$72,446,814
Issued in connection with the reinvestment of distributions	1,274,487	13,445,497	255,066	2,638,403
Redeemed	(16,646,969)	(175,744,458)	(6,785,338)	(70,940,452)

Net change	67,596,236	$716,118,804	384,340	$4,144,765

Increase (decrease) from capital share transactions	115,837,613	$1,225,901,010	10,093,613	$106,119,381

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11.  Capital Shares (continued).

	Year Ended November 30, 2013		Period Ended November 30, 2012*
Select Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	615,495	$7,736,403	267,859	$2,765,506
Issued in connection with the reinvestment of distributions	2,007	21,581	—	—
Redeemed	(25,578)	(320,636)	(193,878)	(1,990,029)

Net change	591,924	$7,437,348	73,981	$775,477

Class C
Issued from the sale of shares	64,468	$854,310	15,231	$160,427
Issued in connection with the reinvestment of distributions	359	3,784	—	—
Redeemed	(626)	(8,484)	—	—

Net change	64,201	$849,610	15,231	$160,427

Class Y
Issued from the sale of shares	891,911	$10,500,893	646,002	$6,538,025
Issued in connection with the reinvestment of distributions	23,832	250,361	—	—
Redeemed	(560,996)	(7,155,083)	(3,018)	(31,718)

Net change	354,747	$3,596,171	642,984	$6,506,307

Increase (decrease) from capital share transactions	1,010,872	$11,883,129	732,196	$7,442,211

*	From commencement of operations on June 29, 2012 through November 30, 2012.

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Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Gateway Trust and Natixis Funds Trust II and Shareholders of Gateway International Fund, Loomis Sayles Capital Income Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway International Fund, a series of Gateway Trust; and Loomis Sayles Capital Income Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at November 30, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 21, 2014

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2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended November 30, 2013, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Capital Income	43.02%
Select	11.92%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended November 30, 2013, unless subsequently determined to be different.

Fund	Amount
Capital Income	$9,053

Qualified Dividend Income.  For the fiscal year ended November 30, 2013, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Gateway International
Capital Income
Select

Foreign Tax Credit.  For the year ended November 30, 2013, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Gateway International	$66,581	$991,995

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust II and since 2007 for Gateway Trust Chairman of the Contract Review and Governance Committee	Chairman of Cain Brothers & Company, Incorporated (investment banking)	41 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	41 None	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	41 Director, Rue La La (retail); formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	41 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	41 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee

Since 1993 for Natixis Funds Trust II and since 2007 for Gateway Trust

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	41 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	41 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Audit Committee Member	Retired	41 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust II and since 2007 for Gateway Trust Contract Review and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	41 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust II and since 2007 for Gateway Trust	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	41 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	41 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution L.P.

John T. Hailer[5] (1960)	Trustee Since 2000 for Natixis Funds Trust II and since 2007 for Gateway Trust	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	41 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

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Trustee and Officer Information

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri and Mr. Peter J. Smail are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	12/1/11- 11/30/12	12/1/12- 11/30/13	12/1/11- 11/30/12	12/1/12- 11/30/13	12/1/11- 11/30/12	12/1/12- 11/30/13	12/1/11- 11/30/12	12/1/12- 11/30/13
Natixis Funds Trust II- ASG Growth Markets Fund*, Loomis Sayles Capital Income Fund**, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund***	$187,075	$146,601	$12	$39	$58,140	$45,688	$—	$—

*	ASG Growth Markets Fund was liquidated on July 31, 2013.
**	Loomis Sayles Capital Income Fund commenced operations on March 30, 2012.
***	Vaughan Nelson Select Fund commenced operations on June 29, 2012.

1.	Audit-related fees consist of:

2012 & 2013 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2012 – review of the Registrant’s tax returns, consulting services with respect to complex security types, and consulting services with respect to Cayman subsidiary.

2013 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2012 and 2013 were $58,152 and $45,727, respectively.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AlphaSimplex Group, LLC (“ASG”), Loomis, Sayles & Company, L.P. (“Loomis”), NGAM Advisors, L.P. (“NGAM”) and entities controlling, controlled by or under common control with ASG, Loomis and NGAM (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	12/1/12- 11/30/12	12/1/13- 11/30/13	12/1/12- 11/30/12	12/1/13- 11/30/13	12/1/12- 11/30/12	12/1/13- 11/30/13
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to ASG, Loomis, NGAM and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	12/1/11- 11/30/12	12/1/12- 11/30/13
Control Affiliates	$77,334	$69,976

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 21, 2014

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	January 21, 2014